FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2021, 2020 and 2019

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, of changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2021 and summary of investments - other than investments in related parties as of December 31, 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2022

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2021	2020

Admitted assets
Cash, cash equivalents and short-term investments	$343	$598
Bonds	5,773	5,913
Preferred stocks	8	7
Common stocks	8	10
Mortgage loans on real estate	1,636	1,548
Policy loans	136	131
Securities lending reinvested collateral assets	396	398
Derivatives	154	232
Other invested assets	251	341

Total cash and invested assets	8,705	9,178

Accrued investment income	70	72
Premiums deferred and uncollected	8	11
Net deferred income tax asset	27	34
Other assets	73	67
Separate account assets	26,663	24,153

Total admitted assets	$35,546	$33,515

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,753	$7,040
Policy and contract claim reserves	44	43
Liability for deposit-type contracts	34	31
Transfers from separate accounts due or accrued	(83)	(102)
Asset valuation reserve	104	118
Interest maintenance reserve	35	25
Derivatives	142	219
Payable for collateral under securities loaned and other transactions	436	441
Borrowed money	20	147
Other liabilities	309	322
Separate account liabilities	26,663	24,153

Total liabilities	34,457	32,437

Total capital and surplus	1,089	1,078

Total liabilities and capital and surplus	$35,546	$33,515

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Revenues
Premiums and annuity considerations	$5,222	$5,235	$5,306
Net investment income	342	311	344
Fee revenue and other income	292	269	534

Total revenue	5,856	5,815	6,184

Benefits and expenses
Death benefits	95	109	69
Annuity benefits	176	136	117
Accident and health benefits	62	56	45
Surrender benefits	5,642	6,871	6,667
Other benefits	10	8	9
Net increase (decrease) in reserves	(287)	678	(140)
Commissions	104	124	132
Net transfers to (from) separate accounts	(387)	(2,323)	(1,201)
General insurance expenses and other	120	113	124

Total benefits and expenses	5,535	5,772	5,822

Gain (loss) from operations before federal income taxes	321	43	362
Federal income tax (benefit) expense	17	20	21

Net gain (loss) from operations	304	23	341
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(115)	56	17

Net income (loss)	$189	$79	$358

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2019	$2	$879	$11	$198	$1,090
Net income (loss)	—	—	2	356	358
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(19)	(19)
Change in net deferred income tax asset	—	—	—	19	19
Change in nonadmitted assets	—	—	—	(14)	(14)
Change in asset valuation reserve	—	—	—	(13)	(13)
Change in surplus as a result of reinsurance	—	—	—	(225)	(225)
Return of capital	—	(100)	—	—	(100)
Dividends to stockholders	—	—	—	(75)	(75)
Other changes - net	—	—	—	4	4

Balance at December 31, 2019	$2	$779	$13	$231	$1,025
Net income (loss)	—	—	—	79	79
Change in net unrealized capital gains/losses, net of taxes	—	—	—	(7)	(7)
Change in net deferred income tax asset	—	—	—	(4)	(4)
Change in nonadmitted assets	—	—	—	6	6
Change in reserve on account of change valuation basis	—	—	—	132	132
Change in asset valuation reserve	—	—	—	15	15
Return of capital	—	(95)	—	—	(95)
Dividends to stockholders	—	—	—	(75)	(75)
Other changes - net	—	—	—	2	2

Balance at December 31, 2020	$2	$684	$13	$379	$1,078

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2020	$2	$684	$13	$379	$1,078
Net income (loss)	—	—	—	189	189
Change in net unrealized capital gains/losses, net of taxes	—	—	—	12	12
Change in net deferred income tax asset	—	—	—	7	7
Change in nonadmitted assets	—	—	—	(11)	(11)
Change in asset valuation reserve	—	—	—	14	14
Dividends to stockholders	—	—	—	(200)	(200)
Other changes - net	—	—	2	(2)	—

Balance at December 31, 2021	$2	$684	$15	$388	$1,089

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Operating activities
Premiums and annuity considerations	$5,229	$5,235	$5,306
Net investment income	348	322	355
Other income	291	273	307
Benefit and loss related payments	(5,993)	(7,168)	(6,919)
Net transfers from separate accounts	405	2,416	1,188
Commissions and operating expenses	(217)	(243)	(250)
Federal income taxes (paid) received	(4)	(28)	(8)

Net cash provided by (used in) operating activities	59	807	(21)

Investing activities
Proceeds from investments sold, matured or repaid	$1,709	$1,682	$2,126
Costs of investments acquired	(1,662)	(2,321)	(1,944)
Net change in policy loans	(5)	—	—

Net cash provided by (used in) investing activities	$42	$(639)	$182

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$—	$(96)	$(100)
Net deposits (withdrawals) on deposit-type contracts	2	—	(1)
Net change in borrowed money	(126)	80	66
Net change in payable for collateral under securities lending and other transactions	(5)	69	1
Other cash (applied) provided	(27)	12	57
Dividends to stockholders	(200)	(75)	(75)

Net cash provided by (used in) financing and miscellaneous activities	(356)	(10)	(52)

Net increase (decrease) in cash, cash equivalents and short-term investments	(255)	158	109

Cash, cash equivalents and short-term investments:
Beginning of year	598	440	331

End of year	$343	$598	$440

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

1.	Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed annuity, variable life and annuity products, group life coverages, life insurance, index universal life, and guaranteed investment contracts. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2.	Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the RBC (Risk Based Capital) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $14. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivables, accounts receivable, general insurance receivables and receivables from parent, subsidiaries and affiliates. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of remittances, current federal income tax payable, payable for securities, unearned investment income, and accrued expenses.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a substantive change, as well as items classified by the NAIC as nonsubstantive changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper No. 164, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable vs. perpetual preferred stock and mandatory convertible holdings. With the adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 106, Affordable Care Act Section 9010 Assessment, which supersede SSAP No. 106 and nullify Interpretation (INT) 18-02: ACA Section 9010 Assessment Moratoriums. The Section 9010 assessment was repealed by the House of Representatives and Senate for calendar years beginning January 1, 2021. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2020, the Company has adopted the new rules released by the New York State Department of Financial Services (NYDFS) determining the minimum required reserves for Variable Annuities (VA) under “Insurance Regulation 213” (Reg 213). This new rule replaces New York Regulation 151 that was the basis for reporting through September 30, 2020. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company has reported the decrease to the reserve of $129 as a Change in Valuation Basis recognized as a change in surplus. The full amount of the change was reported in the 2020 financial statements. As of the date of transition, the Company is fully compliant with the provisions of Reg 213.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2021 and 2020, respectively:

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$198	$198	$174	$24	$—
Bonds	6,392	5,773	680	5,690	22
Preferred stocks, other than affiliates	8	8	—	8	—
Common stocks, other than affiliates	8	8	1	—	7
Mortgage loans on real estate	1,745	1,636	—	—	1,745
Other invested assets	32	27	—	32	—
Derivative assets:
Interest rate swaps	144	144	—	144	—
Currency swaps	6	4	—	6	—
Credit default swaps	7	5	—	7	—
Equity swaps	1	1	—	1	—
Interest rate futures	1	1	1	—	—
Derivative assets total	159	155	1	158	—
Policy loans	136	136	—	136	—
Securities lending reinvested collateral	358	358	—	358	—
Separate account assets	26,631	26,628	25,641	990	—

Liabilities
Investment contract liabilities	4,539	4,450	—	1	4,538
Derivative liabilities:
Interest rate swaps	149	125	—	149	—
Currency swaps	1	4	—	1	—
Credit default swaps	(1)	—	—	(1)	—
Equity swaps	13	13	—	13	—
Derivative liabilities total	162	142	—	162	—
Dollar repurchase agreements	20	20	—	20	—
Payable for securities lending	396	396	—	396	—
Payable for derivative cash collateral	40	40	—	40	—
Separate account liabilities	26,195	26,195	—	25,711	484

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$552	$552	$522	$30	$—
Bonds	6,809	5,913	751	6,056	2
Preferred stocks, other than affiliates	7	7	—	7	—
Common stocks, other than affiliates	9	9	3	—	6
Mortgage loans on real estate	1,681	1,548	—	—	1,681
Other invested assets	28	23	—	28	—
Derivative assets:
Interest rate swaps	223	223	—	223	—
Currency swaps	2	1	—	2	—
Credit default swaps	6	4	—	6	—
Equity swaps	1	1	—	1	—
Interest rate futures	2	2	2	—	—
Equity futures	1	1	1	—	—
Derivative assets total	235	232	3	232	—
Policy loans	131	131	—	131	—
Securities lending reinvested collateral	340	340	—	340	—
Separate account assets	24,162	24,146	23,130	1,032	—

Liabilities
Investment contract liabilities	4,928	4,808	—	1	4,927
Derivative liabilities:
Interest rate swaps	207	196	—	207	—
Currency swaps	4	8	—	4	—
Credit default swaps	(1)	—	—	(1)	—
Equity swaps	15	15	—	15	—
Derivative liabilities total	225	219	—	225	—
Dollar repurchase agreements	146	146	—	146	—
Payable for securities lending	398	398	—	398	—
Payable for derivative cash collateral	43	43	—	43	—
Separate account liabilities	23,722	23,720	—	23,221	501

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2021 and 2020:

	2021

	Level 1	Level 2	Level 3	Total

Assets:
Bonds
Industrial and miscellaneous	$—	$6	$—	$6

Total bonds	—	6	—	6

Preferred stock
Industrial and miscellaneous	—	8	—	8

Total preferred stock	—	8	—	8

Common stock
Industrial and miscellaneous	1	—	7	8

Total common stock	1	—	7	8

Cash equivalents and short-term investments
Money market mutual funds	174	—	—	174

Total cash equivalents and short-term investments	174	—	—	174

Derivative assets	1	145	—	146
Other long term	—	3	—	3
Separate account assets	25,609	493	—	26,102

Total assets	$25,785	$655	$7	$26,447

Liabilities:
Derivative liabilities	$—	$115	$—	$115

Total liabilities	$—	$115	$—	$115

	2020

	Level 1	Level 2	Level 3	Total

Assets:
Bonds
Industrial and miscellaneous	$—	$4	$—	$4

Total bonds	—	4	—	4

Common stock
Industrial and miscellaneous	3	—	6	9

Total common stock	3	—	6	9

Cash equivalents and short-term investments
Money market mutual funds	522	—	—	522

Total cash equivalents and short-term investments	522	—	—	522

Derivative assets	3	224	—	227
Separate account assets	23,100	502	—	23,602

Total assets	$23,628	$730	$6	$24,364

Liabilities:
Derivative liabilities	$—	$196	$—	$196

Total liabilities	$—	$196	$—	$196

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes,

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stocks classified as Level 3 contain shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company also holds a position that is internally modelled.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2021 and 2020:

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Common stock	$6	$—	$—	$—	$1
Total	$6	$—	$—	$—	$1

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021
Common stock	$—	$—	$—	$—	$7
Total	$—	$—	$—	$—	$7

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1	$—	$1	$—	$—
Common stock	3	—	—	—	1
Total	$4	$—	$1	$—	$1

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020
Bonds
Other	$—	$—	$—	$—	$—
Common stock	—	2	—	—	6
Total	$—	$2	$—	$—	$6

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

5.	Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2021
Bonds:
United States Government and agencies	$482	$181	$—	$663
State, municipal and other government	113	12	1	124
Hybrid securities	41	3	—	44
Industrial and miscellaneous	4,107	399	29	4,477
Mortgage and other asset-backed securities	1,030	60	6	1,084
Total unaffiliated bonds	5,773	655	36	6,392
Unaffiliated preferred stocks	8	—	—	8
	$5,781	$655	$36	$6,400

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$6	$2	$—	$8

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2020
Bonds:
United States Government and agencies	$512	$220	$—	$732
State, municipal and other government	114	19	—	133
Hybrid securities	92	5	4	93
Industrial and miscellaneous	4,051	586	7	4,630
Mortgage and other asset-backed securities	1,144	85	8	1,221
Total unaffiliated bonds	5,913	915	19	6,809
Unaffiliated preferred stocks	7	—	—	7
	$5,920	$915	$19	$6,816

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$8	$1	$—	$9

The carrying amount and estimated fair value of bonds at December 31, 2021 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2021
December 31:	Carrying Value	Fair Value
Due in one year or less	$182	$185
Due after one year through five years	814	864
Due after five years through ten years	1,050	1,133
Due after ten years	2,697	3,126
	4,743	5,308
Mortgage and other asset-backed securities	1,030	1,084
	$5,773	$6,392

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2021 and 2020 is as follows:

	2021
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
State, municipal and other government	$2	$—	$32	$1
Hybrid securities	—	—	15	—
Industrial and miscellaneous	99	7	744	22
Mortgage and other asset-backed securities	75	2	297	4

Total bonds	$176	$9	$1,088	$27

	2020
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
State, municipal and other government	$—	$—	$3	$—
Hybrid securities	18	4	—	—
Industrial and miscellaneous	48	3	149	4
Mortgage and other asset-backed securities	2	—	178	8

Total bonds	68	7	330	12

Preferred stocks-unaffiliated	—	—	3	—

	$68	$7	$333	$12

During 2021 and 2020, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

The Company did not have loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2021, 2020 and 2019.

The Company did not have loan-backed and structured securities as of December 31, 2021, for which an OTTI was recognized during the current reporting period.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2021 and 2020 is as follows:

	2021		2020
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$2	$6	$1	$9
The aggregate related fair value of securities with unrealized losses	75	302	3	178

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 43 and 18 securities with a carrying amount of $185 and $76, and an unrealized loss of $9 and $7. Of this portfolio, at December 31, 2021 and 2020, 81.6% and 67.7% were investment grade with associated unrealized losses of $7 and $5 respectively.

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 260 and 86 securities with a carrying amount of $1,116 and $345 and an unrealized loss of $27 and $12. Of this portfolio, at December 31, 2021 and 2020, 89.1% and 79.4% were investment grade with associated unrealized losses of $22 and $7, respectively.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for less than twelve months.

The Company did not hold any 5GI securities as of December 31, 2021. The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type as of December 31, 2020:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2020
Bond, amortized cost	1	$—	$—
Loan-backed and structured securities, amortized cost	2	4	3

Total	3	$4	$3

During 2021 and 2020, respectively, the Company sold, redeemed or otherwise disposed of 46 and 49 securities as a result of a callable feature which generated investment income of $16 and $6 as a result of a prepayment penalty and/or acceleration fee.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2021	2020	2019

Proceeds	$1,177	$1,102	$1,575

Gross realized gains	$38	$18	$10
Gross realized losses	(12)	(6)	(6)
Net realized capital gains (losses)	$26	$12	$4

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2021, 2020 and 2019 of $2, $27 and $11, respectively.

At December 31, 2021 and 2020, the Company had no investments in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2021, 2020 and 2019.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021
	Farm	Commercial	Total
AAA - AA	$—	$1,031	$1,031
A	14	570	584
BBB	—	15	15
BB	—	6	6
	$14	$1,622	$1,636

December 31, 2020
	Farm	Commercial	Total
AAA - AA	$—	$867	$867
A	10	590	600
BBB	—	75	75
BB	—	6	6
	$10	$1,538	$1,548

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2021, the Company issued mortgage loans with a maximum interest rate of 5.56% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 69%. During 2020, the Company issued mortgage loans with a maximum interest rate of 5.93% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 69%.

During 2021, the Company did not reduce the interest rate on any outstanding mortgage loans. During 2021, the Company issued mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45% for agricultural loans. During 2020, the Company issued no farm mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2021 and 2020:

		Commercial
	Farm	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$14	$1,622	$1,636

Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$14	$555	$569

		Commercial
	Farm	All Other	Total
December 31, 2020
Recorded Investment (All)
Current	$10	$1,538	$1,548

Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$597	$607

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2021 and 2020, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2021, 2020 and 2019. At both December 31, 2021 and 2020, the Company held a mortgage loan loss reserve in the AVR of $16. The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2021	2020		2021	2020

Pacific	28%	26%	Apartment	55%	50%
South Atlantic	20	24	Industrial	20	18
Middle Atlantic	14	14	Retail	14	15
E. North Central	13	12	Office	8	10
Mountain	10	8	Medical	2	2
W. North Central	5	6	Agricultural	1	1
W. South Central	5	5	Other	—	4
E. South Central	4	4
New England	1	1

Other Invested Assets

During 2021, 2020 and 2019, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2021, the Company had ownership interests in five LIHTC investments with a carrying value of $94. The remaining years of unexpired tax credits ranged from three to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to thirteen years. The amount of contingent equity commitments expected to be paid during the year 2022 is $1. Tax credits recognized in 2021 were $18, and other tax benefits recognized in 2021 were $2. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2020, the Company had ownership interests in nine LIHTC investments with a carrying value of $161. The remaining years of unexpired tax credits ranged from four to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2022 is $3. Tax credits recognized in 2020 was $22 and other benefits recognized in 2020 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2021 and 2020 was as follows:

	2021	2020
Fair value - positive	$161	$236
Fair value - negative	(164)	(227)

For the years ended December 31, 2021, 2020 and 2019, the Company recorded unrealized gains (losses) of $31, $30 and $23, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2021, 2020 and 2019 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Swaps:
Interest rate	$(14)	$(2)	$—
Credit	—	(6)	—
Total return	(77)	(49)	(42)
Total swaps	$(91)	$(57)	$(42)
Futures - net positions	(23)	124	66
Total realized gains (losses)	$(114)	$67	$24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)
	2021	2020	2021	2020
Derivative component of RSATs
Credit default swaps	$7	$4	$(1)	$(1)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)
	2021	2020	2021	2020
Derivative component of RSATs
Credit default swaps	$7	$6	$(1)	$(1)
Total	$7	$6	$(1)	$(1)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
Derivative component of RSATs
Credit default swaps	$—	$(6)	$—
Total	$—	$(6)	$—

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2021 and 2020:

		2021
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$69	3.2
Credit default swaps referencing indices		—	20	39.7

Subtotal		1	89	11.4

BBB	2
Single name credit default swaps (3)		4	241	3.4
Credit default swaps referencing indices		3	181	2.3

Subtotal		7	422	2.9

BB	3
Single name credit default swaps (3)		—	10	4.5

Subtotal		—	10	4.5

B	4
Single name credit default swaps (3)		—	5	2.0

Subtotal		—	5	2.0

Total		$8	$526	4.4

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1	$75	1.8
Credit default swaps referencing indices		—	20	40.7

Subtotal		1	95	10.0

BBB	2
Single name credit default swaps (3)		4	205	2.4
Credit default swaps referencing indices		2	166	2.9

Subtotal		6	371	2.6

B	4
Single name credit default swaps (3)		—	5	3.0

Subtotal		—	5	3.0

Total		$7	$471	4.1

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2021, the maximum amounts of potential future recoveries available to offset the $526 from the table above was $0. At December 31, 2020, the maximum amounts of potential future recoveries available to offset the $471 from the table above was $0.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2021	2020	2021	2020
Derivative assets:
Credit default swaps	$456	$351	$7	$6
Currency swaps	128	20	6	2
Equity futures	—	—	—	1
Equity swaps	71	8	1	1
Interest rate futures	—	—	1	2
Interest rate swaps	2,266	2,105	144	223
Derivative liabilities:
Credit default swaps	103	120	(1)	(1)
Currency swaps	163	81	1	4
Equity swaps	297	376	13	15
Interest rate swaps	2,345	1,854	149	207

*Futures are presented in contract format. Swaps are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2021
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$396	$—	$—	$—	$396
Subject to dollar repurchase agreements	21	—	—	—	21
FHLB capital stock	3	—	—	—	3
On deposit with states	3	—	—	—	3
Pledged as collateral not captured in other categories	95	—	—	—	95
Total restricted assets	$518	$—	$—	$—	$518

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$398	$(2)	$—	$396	1.11%	1.11%
Subject to dollar repurchase agreements	146	(125)	—	21	0.06%	0.06%
FHLB capital stock	3	—	—	3	0.01%	0.01%
On deposit with states	3	—	—	3	0.01%	0.01%
Pledged as collateral not captured in other categories	61	34	—	95	0.26%	0.27%
Total restricted assets	$611	$(93)	$—	$518	1.45%	1.46%

The following tables show the pledged or restricted assets in other categories as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2021

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$95	$—	$—	$—	$95
Total	$95	$—	$—	$—	$95

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Description of Assets	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$61	$34	$—	$95	0.26%	0.27%
Total	$61	$34	$—	$95	0.26%	0.27%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2021 and 2020:

2021

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$58	$58	0.65%	0.65%
Securities lending collateral assets	396	396	4.43	4.46
Other	2	2	0.02	0.03

Total collateral assets	$456	$456	5.10%	5.14%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$456	5.85%

2020

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$177	$177	1.88%	1.89%
Securities lending collateral assets	398	398	4.23	4.25
Other	12	12	0.13	0.13

Total collateral assets	$587	$587	6.24%	6.27%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$587	7.09%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2021	2020	2019

Income:
Bonds	$249	$252	$259
Common stocks	1	—	—
Mortgage loans on real estate	87	67	67
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	—	2	7
Derivatives	16	15	23
Other invested assets	(5)	(15)	(5)

Gross investment income	356	329	359
Less: investment expenses	20	21	20

Net investment income before amortization of IMR	336	308	339
Amortization of IMR	6	3	5

Net investment income	$342	$311	$344

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2021	2020	2019

Bonds	$25	$(15)	$(7)
Common stocks	3	(1)	—
Derivatives	(114)	67	24
Other invested assets	(1)	12	5

Change in realized capital gains (losses), before taxes	(87)	63	22
Federal income tax effect	(12)	1	(2)
Transfer from (to) interest maintenance reserve	(16)	(8)	(3)

Net realized capital gains (losses) on investments	$(115)	$56	$17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2021	2020	2019

Bonds	$2	$6	$6
Preferred stocks	1	—	—
Common stocks	—	1	—
Derivatives	(2)	(1)	(30)
Other invested assets	15	(14)	6

Change in unrealized capital gains (losses), before taxes	16	(8)	(18)
Taxes on unrealized capital gains (losses)	(4)	1	(1)

Change in unrealized capital gains (losses), net of tax	$12	$(7)	$(19)

6.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2021 and 2020 were as follows:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$3	$3	$5	$4

	$3	$3	$5	$4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2021 and 2020 were as follows:

	Year Ended December 31
	2021	2020

Life insurance reserves	$1,489	$1,402
Annuity reserves and supplementary contracts with life contingencies	4,948	5,336
Accident and health reserves (including long term care)	316	302

Total policy reserves	$6,753	$7,040

Deposit-type contracts	34	31
Policy claims	44	43

Total policy reserves, deposit-type contracts and claim liabilities	$6,831	$7,114

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2021 and 2020, the Company had insurance in force aggregating $6,920 and $6,638, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $807 and $984 to cover these deficiencies as of December 31, 2021 and 2020, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2021 and 2020, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$59	$31	$28
2020 and prior	31	6	30	7

	31	$65	$61	35

Active life reserve	$290			$301

Total accident and health reserves	$321			$336

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$—	$60	$34	$26
2019 and prior	20	2	17	5

	20	$62	$51	31

Active life reserve	$255			$290

Total accident and health reserves	$275			$321

The Company’s unpaid claims reserve was $6 and $2 for the years ended December 31, 2021 and 2020, respectively, for health claims that were incurred prior to those Balance Sheet dates. The change in 2021 and 2020 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2021
2020	$—	$1	$1	$—
2019 and prior	—	—	—	—

	$—	$1	$1	$—

Year ended December 31, 2020
2019	$—	$1	$1	$—
2018 and prior	—	—	—	—

	$—	$1	$1	$—

The Company did not increase or decrease the provision for insured events of prior years.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2021
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$21	$—	$21	—%
At book value less surrender charge of 5% or more	35	—	—	35	1
At fair value	—	—	5,265	5,265	84

Total with adjustment or at fair value	35	21	5,265	5,321	85
At book value without adjustment
(minimal or no charge or adjustment)	682	—	—	682	11
Not subject to discretionary withdrawal provision	241	—	11	252	4

Total individual annuity reserves	958	21	5,276	6,255	100%

Less reinsurance ceded	136	—	—	136

Net individual annuities reserves	$822	$21	$5,276	$6,119

	December 31
	2021
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$784	$28	$—	$812	3%
At book value less surrender charge of 5% or more	606	—	—	606	3
At fair value	—	395	19,350	19,745	79

Total with adjustment or at fair value	1,390	423	19,350	21,163	85
At book value without adjustment
(minimal or no charge or adjustment)	2,224	61	—	2,285	9
Not subject to discretionary withdrawal provision	495	—	1,061	1,556	6

Total group annuities reserves	4,109	484	20,411	25,004	100%

Net group annuities reserves	$4,109	$484	$20,411	$25,004

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
At book value without adjustment
(minimal or no charge or adjustment)	$1	$—	$—	$1	2%
Not subject to discretionary withdrawal provision	50	—	2	52	98

Total deposit-type contracts	51	—	2	53	100%

Less reinsurance ceded	17	—	—	17

Net deposit-type contracts	$34	$—	$2	$36

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,878
Exhibit 5, Supp contracts with life contingencies section, total (net)	53
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	34

Subtotal	4,965
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	26,180
Exhibit 3, Supp contracts with life contingencies section, total	12
Other contract deposit funds	2

Subtotal	26,194

Combined total	$31,159

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$22	$—	$22	—%
At book value less surrender charge of 5% or more	27	—	—	27	1
At fair value	—	—	5,130	5,130	85

Total with adjustment or at fair value	27	22	5,130	5,179	86
At book value without adjustment
(minimal or no charge or adjustment)	734	—	—	734	12
Not subject to discretionary withdrawal provision	130	—	8	138	2

Total individual annuity reserves	891	22	5,138	6,051	100%

Net individual annuity reserves	$891	$22	$5,138	$6,051

	December 31
	2020
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$844	$28	$—	$872	4%
At book value less surrender charge of 5% or more	669	—	—	669	3
At fair value	—	406	16,895	17,301	75

Total with adjustment or at fair value	1,513	434	16,895	18,842	82
At book value without adjustment
(minimal or no charge or adjustment)	2,390	65	—	2,455	11
Not subject to discretionary withdrawal provision	505	—	1,165	1,670	7

Total group annuity reserves	4,408	499	18,060	22,967	100%

Net group annuity reserves	$4,408	$499	$18,060	$22,967

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2020
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Not subject to discretionary withdrawal provision	$28	$—	$—	$28	100%

Total deposit-type contracts	28	—	—	28	100%

Net deposit-type contracts	$28	$—	$—	$28

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$ 5,248
Exhibit 5, Supp contracts with life contingencies section, total (net)	47
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	5,326
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,711
Exhibit 3, Supp contracts with life contingencies section, total	9

Subtotal	23,720

Combined total	$ 29,046

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	653	551	677
Universal life with secondary guarantees	20	25	101
Indexed universal life with secondary guarantees	406	319	393
Other permanent cash value life insurance	65	65	82
Variable universal life	24	23	59
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	278
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	92

Total (gross)	1,169	984	1,689
Reinsurance ceded	168	168	200

Total (net)	$1,001	$816	$1,489

As of December 31, 2021, the Company did not hold any life reserves for separate accounts with guarantees.

	December 31 2021
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$169	$168	$333

Total (net)	$169	$168	$333

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,392
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	92

Subtotal	1,489
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	333

Subtotal	333

Combined total	$1,822

	December 31 2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$1	$1	$2
Universal life	615	516	642
Universal life with secondary guarantees	40	44	116
Indexed universal life with secondary guarantees	333	249	317
Other permanent cash value life insurance	65	65	82
Variable universal life	22	22	60
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	267
Accidental death benefits	—	—	1
Disability- active lives	—	—	1
Disability- disabled lives	—	—	3
Miscellaneous reserves	—	—	112

Total (gross)	1,076	897	1,603
Reinsurance ceded	165	165	201

Total (net)	$911	$732	$1,402

As of December 31, 2020, the Company did not hold any life reserves for separate accounts with guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2020
	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$150	$149	$304

Total (net)	$150	$149	$304

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,285
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	112

Subtotal	1,402
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	304

Subtotal	304

Combined total	$1,706

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2021, 2020 and 2019 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$96	$4,289	$4,385

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$26,023	$26,023
Amortized cost	505	—	505

Total as of December 31, 2021	$505	$26,023	$26,528

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$49	$—	$49
At fair value	395	24,949	25,344
At book value without fair value adjustment and with current surrender charge of less than 5%	61	—	61

Subtotal	505	24,949	25,454
Not subject to discretionary withdrawal	—	1,074	1,074

Total separate account reserve liabilities at December 31, 2021	$505	$26,023	$26,528

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$498	$3,599	$4,097

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$23,504	$23,504
Amortized cost	521	—	521

Total as of December 31, 2020	$521	$23,504	$24,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$50	$—	$50
At fair value	406	22,331	22,737
At book value without fair value adjustment and with current surrender charge of less than 5%	65	—	65

Subtotal	521	22,331	22,852
Not subject to discretionary withdrawal	—	1,173	1,173

Total separate account reserve liabilities at December 31, 2020	$521	$23,504	$24,025

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Nonindexed Guarantee Less Than Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$420	$3,965	$4,385

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$21,768	$21,768
Amortized cost	1,561	—	1,561

Total as of December 31, 2019	$1,561	$21,768	$23,329

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$50	$—	$50
At fair value	346	20,646	20,992
At book value without fair value adjustment and with current surrender charge of less than 5%	67	—	67

Subtotal	463	20,646	21,109
Not subject to discretionary withdrawal	1,098	1,122	2,220

Total separate account reserve liabilities at December 31, 2019	$1,561	$21,768	$23,329

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2021	2020	2019

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,389	$4,122	$4,585
Transfers from separate accounts	(4,779)	(6,446)	(5,790)

Net transfers from separate accounts	(390)	(2,324)	(1,205)
Miscellaneous reconciling adjustments	3	1	4

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(387)	$(2,323)	$(1,201)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from general account claims at December 31, 2021 and 2020 are attributed to the following products:

	2021	2020

Variable life	$168	$157
Variable universal life	169	150
Variable annuities	5,645	5,507
Group annuities	17,953	15,454
Registered market value separate accounts	817	808
Non-registered market value separate accounts	77	75
Par annuities	1,269	1,450
Registered market value annuity product - SPL	3	3
Book value separate accounts	540	527

Total separate account assets	$26,641	$24,131

At December 31, 2021 and 2020, the Company held separate account assets not legally insulated from the general account in the amount of $22 and $22, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $53, $52, $51, $51 and $48, to the general account in 2021, 2020, 2019, 2018 and 2017, respectively. During the year ended December 31, 2021, the general account of the Company had paid an insignificant amount toward separate account guarantees and during the years 2020 through 2017, the general account of the Company had paid $1 toward separate account guarantees.

At December 31, 2021 and 2020, the Company reported guaranteed separate account assets at amortized cost in the amount of $540 and $527, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $542 and $542 at December 31, 2021 and 2020, respectively, which would have resulted in an unrealized gain/(loss) of $2 and $15, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2021	2020	2019

Direct premiums	$5,234	$5,257	$5,333
Reinsurance assumed - non affiliates	286	307	362
Reinsurance assumed - affiliates	—	—	—
Reinsurance ceded - non affiliates	(180)	(203)	(243)
Reinsurance ceded - affiliates	(118)	(126)	(146)

Net premiums earned	$5,222	$5,235	$5,306

The Company received reinsurance recoveries in the amount of $343, $341 and $418, during 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $144 and $134. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2021 and 2020 of $2,512 and $2,995, respectively, of which $1,261 and $1,688 were ceded to affiliates.

Effective December 1, 2021, the Company recaptured business previously ceded to Transamerica International Re (Bermuda), an affiliate. Subsequently, the Company novated the business to a third party. The reserves were initially recorded and then removed from the financials when novated in the amount of $282. Consideration of $17 was received and subsequently paid to the third party. As a result, there was no net financial statement impact.

During 2021 and 2020, there were no amounts of amortization of deferred gains associated with previously transacted reinsurance agreements released into income as deferred gains were fully amortized as of December 31, 2019. During 2019, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $347 ($225 after tax).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9.   Income Taxes

The net deferred income tax asset at December 31, 2021 and 2020 and the change from the prior year are comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$111	$10	$121
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	111	10	121
Deferred Tax Assets Nonadmitted	46	—	46

Subtotal (Net Deferred Tax Assets)	65	10	75
Deferred Tax Liabilities	31	17	48

Net Admitted Deferred Tax Assets (Liabilities)	$34	$(7)	$27

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$119	$12	$131
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	119	12	131
Deferred Tax Assets Nonadmitted	36	—	36

Subtotal (Net Deferred Tax Assets)	83	12	95
Deferred Tax Liabilities	44	17	61

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(5)	$34

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(8)	$(2)	$(10)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(8)	(2)	(10)
Deferred Tax Assets Nonadmitted	10	—	10

Subtotal (Net Deferred Tax Assets)	(18)	(2)	(20)
Deferred Tax Liabilities	(13)	—	(13)

Net Admitted Deferred Tax Assets (Liabilities)	$(5)	$(2)	$(7)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2021	2020	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$80	$90	$(10)
Investments	1	1	—
Deferred acquisition costs	26	24	2
Compensation and benefits accrual	1	1	—
Receivables - nonadmitted	2	1	1
Other (including items <5% of total ordinary tax assets)	1	2	(1)

Subtotal	111	119	(8)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	46	36	10

Admitted ordinary deferred tax assets	65	83	(18)

Capital
Investments	10	12	(2)

Admitted deferred tax assets	$75	$95	$(20)

	Year Ended December 31
	2021	2020	Change

Deferred Tax Liabilities:
Ordinary
Policyholder reserves	$28	$40	$(12)
Capitalized ceding commissions	2	3	(1)
Other	1	1	—

Subtotal	31	44	(13)
Capital
Investments	17	17	—

Deferred tax liabilities	48	61	(13)

Net admitted deferred tax assets (liabilities)	$27	$34	$(7)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting ($18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As discussed in Note 2, for the years ended December 31, 2021 and 2020, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	24	—	24
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	24	—	24
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	159
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	41	7	48

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$65	$10	$75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2020
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	29	2	31
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	29	2	31
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	157
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	54	7	61

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$83	$12	$95

			Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(5)	(2)	(7)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(5)	(2)	(7)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	2
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(13)	—	(13)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(18)	$(2)	$(20)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021	2020	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1221%	1097%	124%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$1,062	$1,044	$18

The impact of tax planning strategies at December 31, 2021 and 2020 was as follows:

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	4%	0%	4%

	December 31, 2020
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$17	$20	$(3)

Subtotal	17	20	(3)
Federal income tax on net capital gains	12	(1)	13

Federal and foreign income taxes incurred	$29	$19	$10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$20	$21	$(1)

Subtotal	20	21	(1)
Federal income tax on net capital gains	(1)	2	(3)

Federal and foreign income taxes incurred	$19	$23	$(4)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2021	2020	2019

Current income taxes incurred	$29	$19	$23

Change in deferred income taxes	(7)	4	(19)
(without tax on unrealized gains and losses)

Total income tax reported	$22	$23	$4

Income before taxes	$234	$105	$384
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$49	$22	$81

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$1	$(2)	$(1)
Dividends received deduction	(4)	(4)	(3)
Nondeductible expenses	—	1	1
Pre-tax items reported net of tax	(2)	(1)	(49)
Tax credits	(19)	(23)	(28)
Prior period tax return adjustment	—	—	8
Deferred tax change on other items in surplus	(2)	30	(5)
Other	(1)	—	—

Total income tax reported	$22	$23	$4

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2021.

Incurred income taxes available for recoupment in the event of future losses:

Total
2019	$3
2020	—
2021	12

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2020	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2020	$2
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2021	$2

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2016 amended tax returns. Federal income tax returns filed in 2018 through 2020 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2019	$—	$—	$—
Interest expense (benefit)	(1)	—	(1)

Balance at December 31, 2019	$(1)	$—	$(1)
Interest expense (benefit)	(1)	—	(1)

Balance at December 31, 2020	$(2)	$—	$(2)
Cash received (paid)	2	—	2

Balance at December 31, 2021	$—	$—	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.	Capital and Surplus

The Company has authorized 24,000 common stock shares at $125 per share par value of which 15,067 shares were issued and outstanding at December 31, 2021 and 2020.

On June 30, 2020, the Company paid $96 to Transamerica Life Insurance Company (TLIC) as consideration for the Company’s repurchase of its remaining 1,254 common stock shares held by TLIC.

On December 20, 2019, the Company repurchased 821 shares of ordinary common stock at par plus additional contributed capital for a total of $100 paid to its shareholder, TLIC. These shares were subsequently cancelled.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2022, without the prior approval of insurance regulatory authorities, is $304.

On September 30, 2021, the Company paid an extraordinary dividend of $100 to TA Corp.

On March 25, 2021, the Company paid an ordinary common stock dividend of $100 to TA Corp.

On December 21, 2020, the Company paid an ordinary common stock dividend of $75 to Transamerica Corp. On June 21, 2019, the Company paid its shareholders TLIC and TA Corp, ordinary common stock dividends of $9 and $66, respectively.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2021 and 2020, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $15 and $13, as of December 31, 2021 and 2020, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

11.	Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2021 and 2020, respectively, securities with a fair value of $379 and $382 were on loan under securities lending agreements. At December 31, 2021 and 2020, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $396 and $398 at December 31, 2021 and 2020, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value

	2021	2020

Open	$396	$398
Securities received	—	—

Total collateral received	$396	$398

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2021		2020

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$30	$30	$80	$80
30 days or less	136	136	115	115
31 to 60 days	59	59	62	62
61 to 90 days	70	70	24	24
91 to 120 days	17	17	76	76
121 to 180 days	49	49	26	26
181 to 365 days	17	17	—	—
1 to 2 years	7	7	—	—
2 to 3 years	11	11	15	15

Total	396	396	398	398
Securities received	—	—	—	—

Total collateral reinvested	$396	$396	$398	$398

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Collateral for securities lending transactions that extend beyond one year from the report date are as follows:

Description of collateral	2021	2020

ABS AUTOS	$18	$15

Total collateral extending beyond one year of the reporting date	$18	$15

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $396 (fair value of $396) that are currently tradable securities that could be sold and used to pay for the $396 in collateral calls that could come due under a worst-case scenario.

12.	Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense allocated to the Company for the years ended December 31, 2021, 2020 and 2019 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $2, for the years ended December 31, 2021, 2020 and 2019.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2021, 2020 and 2019 was insignificant.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2021, 2020 and 2019 was insignificant.

13.	Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, TLIC, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $80, $47 and $41 during 2021, 2020 and 2019, respectively. The amount paid as a result of being a party to these agreements was $45, $50 and $52 during 2021, 2020 and 2019, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $5, $6 and $5 for these services during 2021, 2020 and 2019, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $11, $10 and $10 for these services during 2021, 2020 and 2019, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $10, $9 and $9 for these services during 2021, 2020 and 2019, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $1, $3 and $4 for the years ended December 31, 2021, 2020 and 2019, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2021, 2020 and 2019, the Company received (paid) an insignificant amount of net interest from (to) affiliates. At December 31, 2021 and 2020, respectively, the Company reported a net amount of $63 and $37 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

In accordance with SSAP No. 25, Affiliates and Other Related Parties, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2021 and 2020, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$1
Real Estate Alternatives Portfolio 4 HR, LLC	3
Aegon Workforce Housing Fund 2, L.P.	39
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	9
Natural Resources Alternatives Portfolio II, LLC	2
Natural Resources Alternatives Portfolio 3, LLC	19
Zero Beta Fund, LLC	7
TA-APOP II, LLC	36

$118

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2021 and 2020:

December 31, 2021
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$—	$—	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$—	$—	$—

Aggregate Total	XXX	$—	$—	$—

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	9%	$1	$1	$—

Total SSAP No. 97 8b(iii) Entities	XXX	$1	$1	$—

SSAP No. 97 8b(iv) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1	$1	$—

Aggregate Total	XXX	$1	$1	$—

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	NA		$—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iv) Entities
None	—	—	$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$—	—	—	—

Aggregate Total	—	—	$—	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**

SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
Real Estate Alternatives Portfolio 3A, Inc.	S2	12/18/2020	$2	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$2	—	—	—

SSAP No. 97 8b(iv) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$2	—	—	—

Aggregate Total	—	—	$2	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14.	Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the years ended December 31, 2021, 2020 and 2019, respectively, is:

					Total Direct Premiums Written / Produced By
Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	December 31,
					2021	2020	2019

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$—	$22	$52

Total					$—	$22	$52

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no premiums written in 2021 as the contract with Vanguard was terminated in December of 2020. During 2020, the premiums written declined due to the underlying business being closed to new sales in December 2019.

15.	Commitments and Contingencies

At December 31, 2021 and 2020, the Company has mortgage loan commitments of $35 and $10, respectively.

The Company has contingent commitments of $28 and $37, as of December 31, 2021 and 2020, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1 and $3, respectively.

Private placement commitments outstanding as of December 31, 2021 and 2020 were $39 and $2, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2021 and 2020, respectively, was $7 and $19.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheets. The amount of cash collateral received as of December 31, 2021 and 2020, respectively, was $40 and $43.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, securities in the amount of $8 and $7, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2021 and 2020, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2021	2020

Membership Stock:
Class B	$3	$3

Total	$3	$3

At December 31, 2021 and 2020, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class B	$—	$—	$—	$3

Total	$—	$—	$—	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2021 and 2020 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was insignificant for the years ended December 31, 2021, 2020 and 2019.

16.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2021 and 2020, the Company had dollar repurchase agreements outstanding in the amount of $21 and $146, respectively, which is included in borrowed money on the Balance Sheets. Those amounts included an insignificant amount of accrued interest at both December 31, 2021 and 2020. At December 31, 2021, a security with a book value of $21 and a fair value of $20 was subject to dollar repurchase agreements. This security has a maturity date of August 1, 2051. At December 31, 2020, securities with a book value of $146 and a fair value of $147 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2021	2020

Open	$20	$146
Securities received	—	—

Total collateral received	$20	$146

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2021 and 2020, there were no securities sold and reacquired within 30 days of the sale date.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17.	Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2021 through April 14, 2022.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2021. On March 29, 2022, the Company paid a common stock dividend of $150 to TA Corp.

On February 24, 2022, Russia invaded Ukraine, which caused a humanitarian crisis and is also impacting global financial markets and causing economic turbulence. At the date of this report the depth and length of this invasion is unknown, and the situation is changing rapidly from day to day. While the Company has no direct investment exposure to Ukraine or Russia, the indirect impacts to global markets need to be closely monitored. The Company is closely monitoring the financial markets and economic turbulence that has arisen as a consequence of the situation and the related international sanctions, and its potential impact on the Company. The most significant risks the Company faces are related to financial markets, particularly from volatility in credit, equity, and interest rates. The Company is actively managing its risks and capital position to maintain a robust balance sheet, as the Company navigates through the uncertainty created by the current geopolitical situation. While it is too early to provide long-term impacts, if any, management has determined that the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Asset Management	59-3403585

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2021

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$459	$664	$482
States, municipalities and political subdivisions	39	44	39
Foreign governments	102	108	102
Hybrid securities	48	52	48
All other corporate bonds	5,105	5,524	5,102
Preferred stocks	7	8	8

Total fixed maturities	5,760	6,400	5,781

Equity securities
Common stocks:
Industrial, miscellaneous and all other	6	8	8

Total equity securities	6	8	8

Mortgage loans on real estate	1,636		1,636
Policy loans	136		136
Other long-term investments	76		76
Receivable for derivative cash collateral posted to counterparty	7		7
Securities lending	396		396
Cash, cash equivalents and short-term investments	343		343

Total investments	$8,360		$8,383

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $6 are held at fair value rather than amortized cost. Preferred stocks of $8 are held at fair value.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2021
Individual life	$1,404	$—	$23	$172	$72	$194	$48
Individual health	159	4	15	68	9	56	22
Group life and health	236	2	6	49	9	36	14
Annuity	4,948	—	—	4,933	252	5,412	(247)

	$6,747	$6	$44	$5,222	$342	$5,698	$(163)

Year ended December 31, 2020
Individual life	$1,362	$—	$23	$170	$59	$222	$48
Individual health	145	4	13	71	6	68	33
Group life and health	231	2	7	57	11	41	22
Annuity	5,296	—	—	4,937	235	7,527	(2,189)

	$7,034	$6	$43	$5,235	$311	$7,858	$(2,086)

Year ended December 31, 2019
Individual life	$1,246	$—	$14	$171	$62	$71	$66
Individual health	114	4	7	41	5	12	19
Group life and health	216	2	8	67	11	34	24
Annuity	4,911	—	—	5,027	266	6,650	(1,054)

	$6,487	$6	$29	$5,306	$344	$6,767	$(945)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2021
Life insurance in force	$25,773	$87,333	$85,219	$23,659	360%

Premiums:
Individual life	$190	$298	$280	$172	163%
Individual health	68	—	—	68	0%
Group life and health	48	—	1	49	2%
Annuity	4,928	—	5	4,933	0%

	$5,234	$298	$286	$5,222	5%

Year ended December 31, 2020
Life insurance in force	$25,806	$109,634	$107,398	$23,570	456%

Premiums:
Individual life	$188	$319	$301	$170	177%
Individual health	71	—	—	71	0%
Group life and health	66	10	1	57	2%
Annuity	4,932	—	5	4,937	0%

	$5,257	$329	$307	$5,235	6%

Year ended December 31, 2019
Life insurance in force	$26,128	$119,675	$117,274	$23,727	494%

Premiums:
Individual life	$189	$374	$356	$171	208%
Individual health	41	—	—	41	0%
Group life and health	81	15	1	67	1%
Annuity	5,022	—	5	5,027	0%

	$5,333	$389	$362	$5,306	7%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Years Ended December 31, 2021 and 2020

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Financial Statements

Years Ended December 31, 2021 and 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of TFLIC Series Life Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of TFLIC Series Life Account indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares	ProFund VP Utilities
American Funds - Growth Class 2 Shares	TA Aegon High Yield Bond Initial Class
American Funds - Growth-Income Class 2 Shares	TA Aegon Sustainable Equity Income Initial Class
American Funds - International Class 2 Shares	TA Aegon U.S. Government Securities Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA BlackRock Global Real Estate Securities Initial Class
Fidelity® VIP Equity-Income Service Class 2	TA BlackRock Government Money Market Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
Fidelity® VIP Index 500 Service Class 2	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
Franklin Allocation Class 4 Shares	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
ProFund Access VP High Yield	TA BlackRock iShares Edge 40 Initial Class
ProFund VP Asia 30	TA BlackRock Tactical Allocation Initial Class
ProFund VP Basic Materials	TA International Focus Initial Class
ProFund VP Bull	TA Janus Balanced Initial Class
ProFund VP Consumer Services	TA Janus Mid-Cap Growth Initial Class
ProFund VP Emerging Markets	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP Europe 30	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Falling U.S. Dollar	TA JPMorgan Asset Allocation - Moderate Initial Class
ProFund VP Financials	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Core Bond Initial Class
ProFund VP International	TA JPMorgan Enhanced Index Initial Class
ProFund VP Japan	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Mid-Cap	TA JPMorgan Mid Cap Value Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Oil & Gas	TA Managed Risk - Balanced ETF Initial Class
ProFund VP Pharmaceuticals	TA Managed Risk - Conservative ETF Initial Class
ProFund VP Precious Metals	TA Managed Risk - Growth ETF Initial Class
ProFund VP Short Emerging Markets	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Short International	TA Morgan Stanley Global Allocation Initial Class
ProFund VP Short NASDAQ-100	TA Multi-Managed Balanced Initial Class
ProFund VP Short Small-Cap	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Small-Cap	TA PIMCO Tactical - Conservative Initial Class
ProFund VP Small-Cap Value	TA PIMCO Tactical - Growth Initial Class
ProFund VP Telecommunications	TA PIMCO Total Return Initial Class
ProFund VP U.S. Government Plus	TA Small/Mid Cap Value Initial Class
ProFund VP UltraNASDAQ-100	TA T. Rowe Price Small Cap Initial Class
ProFund VP UltraSmall-Cap	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of TFLIC Series Life Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of TFLIC Series Life Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the custodian, the transfer agent, or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2022

We have served as the auditor of one or more of the subaccounts of TFLIC Series Life Account since 2014.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Balanced Wealth Strategy Class B Shares	7,019.738	$73,220	$81,289	$3	$81,292	2,848	$26.260516	$29.570971
American Funds - Growth Class 2 Shares	17.657	1,488	2,230	-	2,230	56	39.793368	39.793368
American Funds - Growth-Income Class 2 Shares	24.313	1,333	1,615	1	1,616	61	26.291940	26.291940
American Funds - International Class 2 Shares	90.288	1,888	2,041	(1)	2,040	134	15.216718	15.216718
Fidelity® VIP Contrafund® Service Class 2	23,876.432	858,172	1,253,751	(31)	1,253,720	22,911	54.073881	55.793912
Fidelity® VIP Equity-Income Service Class 2	23,291.096	515,889	588,566	(3)	588,563	16,906	34.381651	35.475513
Fidelity® VIP Growth Opportunities Service Class 2	9,639.564	503,868	748,223	26	748,249	13,205	55.971143	57.751047
Fidelity® VIP Index 500 Service Class 2	8,466.948	2,694,568	3,911,307	(32)	3,911,275	76,420	49.542756	53.429862
Franklin Allocation Class 4 Shares	9,205.620	52,139	56,799	(2)	56,797	1,879	27.057228	30.468296
ProFund Access VP High Yield	2,620.102	70,305	69,459	(81)	69,378	3,320	19.775615	21.219787
ProFund VP Asia 30	10,056.114	702,408	535,589	(57)	535,532	41,119	11.318729	21.331786
ProFund VP Basic Materials	2,390.102	178,143	203,015	(25)	202,990	11,583	17.125669	31.081919
ProFund VP Bull	1,940.485	82,820	136,397	(30)	136,367	3,868	34.415476	42.826201
ProFund VP Consumer Services	3,664.166	276,355	283,460	3	283,463	5,681	46.305684	62.202279
ProFund VP Emerging Markets	2,300.681	82,621	69,112	8	69,120	7,046	8.245332	16.641038
ProFund VP Europe 30	878.843	20,800	22,516	(7)	22,509	1,522	11.269155	17.570313
ProFund VP Falling U.S. Dollar	1,039.795	17,669	17,209	(4)	17,205	3,054	5.449047	5.775122
ProFund VP Financials	5,939.615	263,457	299,475	(30)	299,445	14,034	19.344973	30.576188
ProFund VP Government Money Market	194,563.860	194,564	194,564	(3)	194,561	20,307	8.338408	9.911051
ProFund VP International	495.325	10,497	11,061	(6)	11,055	862	10.442582	16.889746
ProFund VP Japan	0.333	16	19	(19)	-	-	14.682852	22.315434
ProFund VP Mid-Cap	9,904.096	206,786	212,641	(7)	212,634	7,398	27.561466	39.912056
ProFund VP NASDAQ-100	44,473.521	2,824,410	3,285,259	(20)	3,285,239	39,250	80.901590	91.200638
ProFund VP Oil & Gas	15,540.004	402,104	435,742	(45)	435,697	56,714	7.104595	10.358920
ProFund VP Pharmaceuticals	6,829.215	250,717	287,920	(1)	287,919	9,826	27.314657	31.171849
ProFund VP Precious Metals	6,690.978	192,952	188,217	3	188,220	33,152	4.870150	11.415413
ProFund VP Short Emerging Markets	2,535.912	59,717	64,691	(9)	64,682	30,179	1.143406	2.145675
ProFund VP Short International	33.710	1,228	847	1	848	368	1.396704	2.304307
ProFund VP Short NASDAQ-100	15,276.459	222,679	206,079	(3)	206,076	516,277	0.282611	0.399801
ProFund VP Short Small-Cap	1,710.558	38,604	38,231	(3)	38,228	52,683	0.517621	0.743851
ProFund VP Small-Cap	3,708.746	158,944	160,218	4	160,222	5,737	26.692900	35.470659
ProFund VP Small-Cap Value	4,733.724	249,339	257,941	(26)	257,915	9,114	27.138479	35.605991
ProFund VP Telecommunications	650.735	22,668	24,578	(1)	24,577	1,241	16.427544	20.872721
ProFund VP U.S. Government Plus	3,175.403	75,279	72,272	(10)	72,262	3,498	17.581430	21.400666
ProFund VP UltraNASDAQ-100	23,857.393	2,018,952	2,369,516	72	2,369,588	11,636	189.995864	209.224112
ProFund VP UltraSmall-Cap	23,808.629	633,562	624,977	(9)	624,968	16,264	36.111102	78.898394
ProFund VP Utilities	5,382.001	219,261	228,574	(8)	228,566	9,565	22.251214	28.539593
TA Aegon High Yield Bond Initial Class	129,294.723	981,975	998,155	(8)	998,147	36,958	26.115349	29.238840
TA Aegon Sustainable Equity Income Initial Class	73,301.928	1,486,529	1,547,404	(11)	1,547,393	49,161	28.581255	36.298807
TA Aegon U.S. Government Securities Initial Class	3,862.144	43,724	40,089	1	40,090	2,728	12.849817	16.737069
TA BlackRock Global Real Estate Securities Initial Class	90,771.146	1,056,011	1,195,456	(3)	1,195,453	38,969	28.442198	59.511464
TA BlackRock Government Money Market Initial Class	901,594.450	901,594	901,594	(6)	901,588	84,534	8.593663	11.550715

See accompanying notes	2

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	4,727.498	$51,503	$54,650	$(1)	$54,649	3,737	$14.009328	$16.057713
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	6,881.799	79,438	85,747	5	85,752	5,601	14.244760	16.327673
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	118,605.184	1,331,481	1,379,378	-	1,379,378	94,002	13.740948	15.750337
TA BlackRock iShares Edge 40 Initial Class	4,581.827	45,748	46,735	(11)	46,724	2,146	21.159237	23.859424
TA BlackRock Tactical Allocation Initial Class	111,873.920	994,224	950,928	1	950,929	49,897	17.696870	19.627028
TA International Focus Initial Class	185,392.657	1,567,292	1,996,679	(10)	1,996,669	100,399	19.057335	28.121995
TA Janus Balanced Initial Class	16,767.278	296,309	339,370	(104)	339,266	13,512	22.945212	25.805804
TA Janus Mid-Cap Growth Initial Class	326,422.698	10,695,290	14,535,603	(125)	14,535,478	281,355	42.642704	55.281797
TA JPMorgan Asset Allocation - Conservative Initial Class	61,192.784	669,929	703,717	(5)	703,712	30,496	21.345317	24.923383
TA JPMorgan Asset Allocation - Growth Initial Class	2,069,820.414	26,775,773	32,496,180	(40)	32,496,140	850,053	37.301409	39.069895
TA JPMorgan Asset Allocation - Moderate Initial Class	482,608.706	5,879,651	6,592,435	63	6,592,498	243,598	24.742689	28.757205
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	1,955,868.611	24,740,104	28,301,419	(18)	28,301,401	903,350	29.298349	32.731173
TA JPMorgan Core Bond Initial Class	62,197.845	819,293	785,559	1	785,560	44,250	14.816554	24.276811
TA JPMorgan Enhanced Index Initial Class	21,842.281	502,846	604,376	-	604,376	11,402	51.501775	54.928516
TA JPMorgan International Moderate Growth Initial Class	127,903.488	1,306,029	1,536,121	(10)	1,536,111	88,259	16.751434	22.974592
TA JPMorgan Mid Cap Value Initial Class	23,447.094	413,126	462,846	2	462,848	10,083	45.860568	57.936694
TA JPMorgan Tactical Allocation Initial Class	85,397.882	1,276,613	1,332,207	2	1,332,209	74,483	17.257381	31.145550
TA Managed Risk - Balanced ETF Initial Class	1,935.204	25,559	26,183	(42)	26,141	1,391	18.149381	21.451113
TA Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-	14.062468	14.062468
TA Managed Risk - Growth ETF Initial Class	26,229.319	288,186	309,768	(10)	309,758	14,995	19.979557	26.253027
TA Morgan Stanley Capital Growth Initial Class	275,462.521	6,961,879	8,051,769	(24)	8,051,745	81,701	95.920834	119.917847
TA Morgan Stanley Global Allocation Initial Class	20,118.246	189,339	183,881	(2)	183,879	10,302	17.074259	18.936618
TA Multi-Managed Balanced Initial Class	89,477.199	1,348,399	1,671,434	(6)	1,671,428	40,813	38.630036	42.985666
TA PIMCO Tactical - Balanced Initial Class	23,975.409	296,371	295,137	2	295,139	16,228	16.389903	19.067353
TA PIMCO Tactical - Conservative Initial Class	19,483.869	235,447	230,689	(1)	230,688	14,090	15.293299	17.791604
TA PIMCO Tactical - Growth Initial Class	36,370.992	438,703	447,363	2	447,365	24,501	16.779715	19.520987
TA PIMCO Total Return Initial Class	63,069.611	720,949	698,811	4	698,815	40,166	15.579645	19.933214
TA Small/Mid Cap Value Initial Class	263,127.514	5,195,422	6,428,205	(86)	6,428,119	108,236	51.257014	61.273618
TA T. Rowe Price Small Cap Initial Class	124,997.633	2,075,328	2,376,205	(9)	2,376,196	36,882	62.837159	65.889642
TA WMC US Growth Initial Class	748,500.341	22,695,962	34,026,826	(63)	34,026,763	535,814	63.229823	70.037755

See Accompanying Notes.	3

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	AB Balanced Wealth Strategy Class B Shares Subaccount	American Funds - Growth Class 2 Shares Subaccount	American Funds - Growth- Income Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	Fidelity® VIP Contrafund® Service Class 2 Subaccount

Net Assets as of December 31, 2019:	$76,236	$875	$3,127	$1,753	$786,557

Investment Income:
Reinvested Dividends	1,580	4	45	10	653
Investment Expense:
Mortality and Expense Risk and Administrative Charges	634	-	-	-	6,374

Net Investment Income (Loss)	946	4	45	10	(5,721)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,252	27	75	-	4,448
Realized Gain (Loss) on Investments	(2,230)	-	60	(28)	18,517

Net Realized Capital Gains (Losses) on Investments	22	27	135	(28)	22,965
Net Change in Unrealized Appreciation (Depreciation)	4,415	507	342	326	210,888

Net Gain (Loss) on Investment	4,437	534	477	298	233,853

Net Increase (Decrease) in Net Assets Resulting from Operations	5,383	538	522	308	228,132

Increase (Decrease) in Net Assets from Contract Transactions	(10,115)	221	244	(30)	(31,820)

Total Increase (Decrease) in Net Assets	(4,732)	759	766	278	196,312

Net Assets as of December 31, 2020:	$71,504	$1,634	$3,893	$2,031	$982,869

Investment Income:
Reinvested Dividends	198	4	28	51	293
Investment Expense:
Mortality and Expense Risk and Administrative Charges	610	-	-	-	8,228

Net Investment Income (Loss)	(412)	4	28	51	(7,935)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,717	245	45	-	142,797
Realized Gain (Loss) on Investments	286	-	733	160	25,557

Net Realized Capital Gains (Losses) on Investments	2,003	245	778	160	168,354
Net Change in Unrealized Appreciation (Depreciation)	7,281	132	(165)	(228)	102,465

Net Gain (Loss) on Investment	9,284	377	613	(68)	270,819

Net Increase (Decrease) in Net Assets Resulting from Operations	8,872	381	641	(17)	262,884

Increase (Decrease) in Net Assets from Contract Transactions	916	215	(2,918)	26	7,967

Total Increase (Decrease) in Net Assets	9,788	596	(2,277)	9	270,851

Net Assets as of December 31, 2021:	$81,292	$2,230	$1,616	$2,040	$1,253,720

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount	Franklin Allocation Class 4 Shares Subaccount	ProFund Access VP High Yield Subaccount

Net Assets as of December 31, 2019:	$487,637	$415,722	$2,858,053	$36,217	$88,227

Investment Income:
Reinvested Dividends	6,961	-	38,640	522	4,333
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,191	3,721	24,093	266	577

Net Investment Income (Loss)	3,770	(3,721)	14,547	256	3,756

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	20,935	28,536	9,502	10,060	-
Realized Gain (Loss) on Investments	(218)	30,907	252,227	(5,240)	(3,460)

Net Realized Capital Gains (Losses) on Investments	20,717	59,443	261,729	4,820	(3,460)
Net Change in Unrealized Appreciation (Depreciation)	(2,162)	237,349	184,033	(475)	(2,052)

Net Gain (Loss) on Investment	18,555	296,792	445,762	4,345	(5,512)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,325	293,071	460,309	4,601	(1,756)

Increase (Decrease) in Net Assets from Contract Transactions	(41,257)	20,051	(439,309)	5,230	(17,433)

Total Increase (Decrease) in Net Assets	(18,932)	313,122	21,000	9,831	(19,189)

Net Assets as of December 31, 2020:	$468,705	$728,844	$2,879,053	$46,048	$69,038

Investment Income:
Reinvested Dividends	9,045	-	36,223	808	1,628
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,905	5,751	29,512	232	374

Net Investment Income (Loss)	5,140	(5,751)	6,711	576	1,254

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	62,606	70,376	24,239	-	-
Realized Gain (Loss) on Investments	7,191	116,463	246,952	(583)	(596)

Net Realized Capital Gains (Losses) on Investments	69,797	186,839	271,191	(583)	(596)
Net Change in Unrealized Appreciation (Depreciation)	36,907	(101,706)	532,063	5,361	(843)

Net Gain (Loss) on Investment	106,704	85,133	803,254	4,778	(1,439)

Net Increase (Decrease) in Net Assets Resulting from Operations	111,844	79,382	809,965	5,354	(185)

Increase (Decrease) in Net Assets from Contract Transactions	8,014	(59,977)	222,257	5,395	525

Total Increase (Decrease) in Net Assets	119,858	19,405	1,032,222	10,749	340

Net Assets as of December 31, 2021:	$588,563	$748,249	$3,911,275	$56,797	$69,378

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Asia 30 Subaccount	ProFund VP Basic Materials Subaccount	ProFund VP Bull Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Emerging Markets Subaccount

Net Assets as of December 31, 2019:	$605,511	$113,150	$7,611	$176,731	$312,649

Investment Income:
Reinvested Dividends	5,255	651	77	-	1,155
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,611	626	528	1,152	939

Net Investment Income (Loss)	644	25	(451)	(1,152)	216

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	47,902	7,835	4,264	61,137	-
Realized Gain (Loss) on Investments	43,940	1,582	267	2,863	41,528

Net Realized Capital Gains (Losses) on Investments	91,842	9,417	4,531	64,000	41,528
Net Change in Unrealized Appreciation (Depreciation)	78,746	10,709	33,575	(14,608)	8,019

Net Gain (Loss) on Investment	170,588	20,126	38,106	49,392	49,547

Net Increase (Decrease) in Net Assets Resulting from Operations	171,232	20,151	37,655	48,240	49,763

Increase (Decrease) in Net Assets from Contract Transactions	(161,483)	10,718	53,782	3,628	(238,808)

Total Increase (Decrease) in Net Assets	9,749	30,869	91,437	51,868	(189,045)

Net Assets as of December 31, 2020:	$615,260	$144,019	$99,048	$228,599	$123,604

Investment Income:
Reinvested Dividends	-	439	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,305	1,198	853	1,738	1,103

Net Investment Income (Loss)	(5,305)	(759)	(853)	(1,738)	(1,103)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	98,287	3,525	6,538	20,604	-
Realized Gain (Loss) on Investments	70,811	16,639	1,571	1,393	(558)

Net Realized Capital Gains (Losses) on Investments	169,098	20,164	8,109	21,997	(558)
Net Change in Unrealized Appreciation (Depreciation)	(287,258)	12,061	18,939	2,519	(32,594)

Net Gain (Loss) on Investment	(118,160)	32,225	27,048	24,516	(33,152)

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,465)	31,466	26,195	22,778	(34,255)

Increase (Decrease) in Net Assets from Contract Transactions	43,737	27,505	11,124	32,086	(20,229)

Total Increase (Decrease) in Net Assets	(79,728)	58,971	37,319	54,864	(54,484)

Net Assets as of December 31, 2021:	$535,532	$202,990	$136,367	$283,463	$69,120

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Europe 30 Subaccount	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount

Net Assets as of December 31, 2019:	$4,861	$38,037	$175,440	$130,150	$9,433

Investment Income:
Reinvested Dividends	118	27	978	73	46
Investment Expense:
Mortality and Expense Risk and Administrative Charges	33	127	1,133	1,346	74

Net Investment Income (Loss)	85	(100)	(155)	(1,273)	(28)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	10,636	-	-
Realized Gain (Loss) on Investments	(99)	1,583	866	-	(36)

Net Realized Capital Gains (Losses) on Investments	(99)	1,583	11,502	-	(36)
Net Change in Unrealized Appreciation (Depreciation)	(381)	817	(21,046)	-	495

Net Gain (Loss) on Investment	(480)	2,400	(9,544)	-	459

Net Increase (Decrease) in Net Assets Resulting from Operations	(395)	2,300	(9,699)	(1,273)	431

Increase (Decrease) in Net Assets from Contract Transactions	327	114,223	6,816	9,689	366

Total Increase (Decrease) in Net Assets	(68)	116,523	(2,883)	8,416	797

Net Assets as of December 31, 2020:	$4,793	$154,560	$172,557	$138,566	$10,230

Investment Income:
Reinvested Dividends	152	-	929	22	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	275	139	1,694	1,289	107

Net Investment Income (Loss)	(123)	(139)	(765)	(1,267)	(107)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	31	17,105	-	-
Realized Gain (Loss) on Investments	5,592	(3,869)	7,169	-	728

Net Realized Capital Gains (Losses) on Investments	5,592	(3,838)	24,274	-	728
Net Change in Unrealized Appreciation (Depreciation)	1,933	(1,569)	32,396	-	402

Net Gain (Loss) on Investment	7,525	(5,407)	56,670	-	1,130

Net Increase (Decrease) in Net Assets Resulting from Operations	7,402	(5,546)	55,905	(1,267)	1,023

Increase (Decrease) in Net Assets from Contract Transactions	10,314	(131,809)	70,983	57,262	(198)

Total Increase (Decrease) in Net Assets	17,716	(137,355)	126,888	55,995	825

Net Assets as of December 31, 2021:	$22,509	$17,205	$299,445	$194,561	$11,055

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Japan Subaccount	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP Pharmaceuticals Subaccount

Net Assets as of December 31, 2019:	$-	$112,576	$893,911	$551,237	$256,275

Investment Income:
Reinvested Dividends	-	1,043	-	11,047	272
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9	571	12,717	3,321	2,299

Net Investment Income (Loss)	(9)	472	(12,717)	7,726	(2,027)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	32,196	129,431	4,885	-
Realized Gain (Loss) on Investments	29	(23,942)	90,859	(197,532)	(10,691)

Net Realized Capital Gains (Losses) on Investments	29	8,254	220,290	(192,647)	(10,691)
Net Change in Unrealized Appreciation (Depreciation)	3	3,895	357,554	39,681	40,484

Net Gain (Loss) on Investment	32	12,149	577,844	(152,966)	29,793

Net Increase (Decrease) in Net Assets Resulting from Operations	23	12,621	565,127	(145,240)	27,766

Increase (Decrease) in Net Assets from Contract Transactions	(23)	16,496	705,906	122,771	(19,627)

Total Increase (Decrease) in Net Assets	-	29,117	1,271,033	(22,469)	8,139

Net Assets as of December 31, 2020:	$-	$141,693	$2,164,944	$528,768	$264,414

Investment Income:
Reinvested Dividends	-	-	-	11,339	717
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	759	23,297	3,825	2,290

Net Investment Income (Loss)	-	(759)	(23,297)	7,514	(1,573)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3	7,981	424,544	-	3,524
Realized Gain (Loss) on Investments	(10)	18,411	185,064	209,145	8,776

Net Realized Capital Gains (Losses) on Investments	(7)	26,392	609,608	209,145	12,300
Net Change in Unrealized Appreciation (Depreciation)	(3)	6,143	(12,138)	51,714	14,531

Net Gain (Loss) on Investment	(10)	32,535	597,470	260,859	26,831

Net Increase (Decrease) in Net Assets Resulting from Operations	(10)	31,776	574,173	268,373	25,258

Increase (Decrease) in Net Assets from Contract Transactions	10	39,165	546,122	(361,444)	(1,753)

Total Increase (Decrease) in Net Assets	-	70,941	1,120,295	(93,071)	23,505

Net Assets as of December 31, 2021:	$-	$212,634	$3,285,239	$435,697	$287,919

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Precious Metals Subaccount	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount

Net Assets as of December 31, 2019:	$198,323	$4,757	$991	$40,945	$138,937

Investment Income:
Reinvested Dividends	752	8	6	107	358
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,430	27	3	127	293

Net Investment Income (Loss)	(1,678)	(19)	3	(20)	65

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	43,805	823	-	(19,513)	11,106

Net Realized Capital Gains (Losses) on Investments	43,805	823	-	(19,513)	11,106
Net Change in Unrealized Appreciation (Depreciation)	(7,123)	204	(186)	5,108	15,569

Net Gain (Loss) on Investment	36,682	1,027	(186)	(14,405)	26,675

Net Increase (Decrease) in Net Assets Resulting from Operations	35,004	1,008	(183)	(14,425)	26,740

Increase (Decrease) in Net Assets from Contract Transactions	103,579	(5,142)	75	(24,196)	(120,850)

Total Increase (Decrease) in Net Assets	138,583	(4,134)	(108)	(38,621)	(94,110)

Net Assets as of December 31, 2020:	$336,906	$623	$883	$2,324	$44,827

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,404	125	3	607	633

Net Investment Income (Loss)	(2,404)	(125)	(3)	(607)	(633)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	132	-
Realized Gain (Loss) on Investments	(3,055)	5,748	(1)	(27,160)	(5,629)

Net Realized Capital Gains (Losses) on Investments	(3,055)	5,748	(1)	(27,028)	(5,629)
Net Change in Unrealized Appreciation (Depreciation)	(31,864)	5,261	(120)	(16,068)	8,784

Net Gain (Loss) on Investment	(34,919)	11,009	(121)	(43,096)	3,155

Net Increase (Decrease) in Net Assets Resulting from Operations	(37,323)	10,884	(124)	(43,703)	2,522

Increase (Decrease) in Net Assets from Contract Transactions	(111,363)	53,175	89	247,455	(9,121)

Total Increase (Decrease) in Net Assets	(148,686)	64,059	(35)	203,752	(6,599)

Net Assets as of December 31, 2021:	$188,220	$64,682	$848	$206,076	$38,228

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Small-Cap Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraNASDAQ-100 Subaccount

Net Assets as of December 31, 2019:	$247,474	$175,095	$29,640	$62,321	$687,011

Investment Income:
Reinvested Dividends	53	15	361	38	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	655	380	416	568	6,515

Net Investment Income (Loss)	(602)	(365)	(55)	(530)	(6,515)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,355	6,997	-	4,373	213,858
Realized Gain (Loss) on Investments	33	(13,427)	(130)	11,059	189,142

Net Realized Capital Gains (Losses) on Investments	3,388	(6,430)	(130)	15,432	403,000
Net Change in Unrealized Appreciation (Depreciation)	23,918	8,269	4,586	(1,757)	203,137

Net Gain (Loss) on Investment	27,306	1,839	4,456	13,675	606,137

Net Increase (Decrease) in Net Assets Resulting from Operations	26,704	1,474	4,401	13,145	599,622

Increase (Decrease) in Net Assets from Contract Transactions	(30,822)	(8,900)	10,859	81,364	3,831

Total Increase (Decrease) in Net Assets	(4,118)	(7,426)	15,260	94,509	603,453

Net Assets as of December 31, 2020:	$243,356	$167,669	$44,900	$156,830	$1,290,464

Investment Income:
Reinvested Dividends	-	266	211	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,387	1,758	332	693	12,318

Net Investment Income (Loss)	(1,387)	(1,492)	(121)	(693)	(12,318)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	14,096	-	-	11,277	473,334
Realized Gain (Loss) on Investments	43,144	42,643	4,560	(4,593)	244,922

Net Realized Capital Gains (Losses) on Investments	57,240	42,643	4,560	6,684	718,256
Net Change in Unrealized Appreciation (Depreciation)	(24,093)	(1,532)	(136)	(2,059)	(1,949)

Net Gain (Loss) on Investment	33,147	41,111	4,424	4,625	716,307

Net Increase (Decrease) in Net Assets Resulting from Operations	31,760	39,619	4,303	3,932	703,989

Increase (Decrease) in Net Assets from Contract Transactions	(114,894)	50,627	(24,626)	(88,500)	375,135

Total Increase (Decrease) in Net Assets	(83,134)	90,246	(20,323)	(84,568)	1,079,124

Net Assets as of December 31, 2021:	$160,222	$257,915	$24,577	$72,262	$2,369,588

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP UltraSmall-Cap Subaccount	ProFund VP Utilities Subaccount	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon Sustainable Equity Income Initial Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount

Net Assets as of December 31, 2019:	$30,563	$316,391	$982,480	$1,401,773	$47,478

Investment Income:
Reinvested Dividends	240	2,839	57,123	34,537	1,729
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,056	1,296	6,483	9,164	603

Net Investment Income (Loss)	(816)	1,543	50,640	25,373	1,126

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,509	39,618	-	139,559	127
Realized Gain (Loss) on Investments	45,149	(27,034)	(9,574)	(61,348)	2,387

Net Realized Capital Gains (Losses) on Investments	73,658	12,584	(9,574)	78,211	2,514
Net Change in Unrealized Appreciation (Depreciation)	90,662	(30,372)	(5,460)	(228,260)	1,643

Net Gain (Loss) on Investment	164,320	(17,788)	(15,034)	(150,049)	4,157

Net Increase (Decrease) in Net Assets Resulting from Operations	163,504	(16,245)	35,606	(124,676)	5,283

Increase (Decrease) in Net Assets from Contract Transactions	213,797	(157,897)	(51,524)	(53,879)	50,867

Total Increase (Decrease) in Net Assets	377,301	(174,142)	(15,918)	(178,555)	56,150

Net Assets as of December 31, 2020:	$407,864	$142,249	$966,562	$1,223,218	$103,628

Investment Income:
Reinvested Dividends	-	3,425	51,429	27,769	860
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,519	1,306	6,607	10,208	332

Net Investment Income (Loss)	(3,519)	2,119	44,822	17,561	528

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	27,517	-	-	-	2,759
Realized Gain (Loss) on Investments	263,466	(3,228)	1,552	(42,523)	959

Net Realized Capital Gains (Losses) on Investments	290,983	(3,228)	1,552	(42,523)	3,718
Net Change in Unrealized Appreciation (Depreciation)	(103,449)	29,516	7,155	284,885	(6,002)

Net Gain (Loss) on Investment	187,534	26,288	8,707	242,362	(2,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	184,015	28,407	53,529	259,923	(1,756)

Increase (Decrease) in Net Assets from Contract Transactions	33,089	57,910	(21,944)	64,252	(61,782)

Total Increase (Decrease) in Net Assets	217,104	86,317	31,585	324,175	(63,538)

Net Assets as of December 31, 2021:	$624,968	$228,566	$998,147	$1,547,393	$40,090

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA BlackRock Global Real Estate Securities Initial Class Subaccount	TA BlackRock Government Money Market Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class Subaccount

Net Assets as of December 31, 2019:	$1,117,357	$718,536	$49,697	$77,724

Investment Income:
Reinvested Dividends	117,667	2,140	1,121	1,485
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,451	7,450	541	531

Net Investment Income (Loss)	111,216	(5,310)	580	954

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	69,818	-	727	1,283
Realized Gain (Loss) on Investments	(26,835)	-	335	(1,223)

Net Realized Capital Gains (Losses) on Investments	42,983	-	1,062	60
Net Change in Unrealized Appreciation (Depreciation)	(178,440)	-	1,484	291

Net Gain (Loss) on Investment	(135,457)	-	2,546	351

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,241)	(5,310)	3,126	1,305

Increase (Decrease) in Net Assets from Contract Transactions	(64,573)	535,454	1,133	(4,646)

Total Increase (Decrease) in Net Assets	(88,814)	530,144	4,259	(3,341)

Net Assets as of December 31, 2020:	$1,028,543	$1,248,680	$53,956	$74,383

Investment Income:
Reinvested Dividends	27,988	34	854	903
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,023	7,366	583	555

Net Investment Income (Loss)	20,965	(7,332)	271	348

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,008	-
Realized Gain (Loss) on Investments	(11,919)	-	699	629

Net Realized Capital Gains (Losses) on Investments	(11,919)	-	1,707	629
Net Change in Unrealized Appreciation (Depreciation)	238,884	-	836	4,787

Net Gain (Loss) on Investment	226,965	-	2,543	5,416

Net Increase (Decrease) in Net Assets Resulting from Operations	247,930	(7,332)	2,814	5,764

Increase (Decrease) in Net Assets from Contract Transactions	(81,020)	(339,760)	(2,121)	5,605

Total Increase (Decrease) in Net Assets	166,910	(347,092)	693	11,369

Net Assets as of December 31, 2021:	$1,195,453	$901,588	$54,649	$85,752

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class Subaccount	TA BlackRock iShares Edge 40 Initial Class Subaccount	TA BlackRock Tactical Allocation Initial Class Subaccount	TA International Focus Initial Class Subaccount	TA Janus Balanced Initial Class Subaccount

Net Assets as of December 31, 2019:	$1,335,222	$36,390	$900,617	$1,687,289	$295,212

Investment Income:
Reinvested Dividends	26,342	872	31,792	36,370	4,001
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,906	290	7,051	12,161	2,035

Net Investment Income (Loss)	15,436	582	24,741	24,209	1,966

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	24,874	248	87,614	-	9,562
Realized Gain (Loss) on Investments	(3,665)	264	(45,530)	(14,550)	(25,439)

Net Realized Capital Gains (Losses) on Investments	21,209	512	42,084	(14,550)	(15,877)
Net Change in Unrealized Appreciation (Depreciation)	(78,545)	1,630	36,723	309,171	8,899

Net Gain (Loss) on Investment	(57,336)	2,142	78,807	294,621	(6,978)

Net Increase (Decrease) in Net Assets Resulting from Operations	(41,900)	2,724	103,548	318,830	(5,012)

Increase (Decrease) in Net Assets from Contract Transactions	(11,716)	(569)	(81,233)	(110,333)	(26,282)

Total Increase (Decrease) in Net Assets	(53,616)	2,155	22,315	208,497	(31,294)

Net Assets as of December 31, 2020:	$1,281,606	$38,545	$922,932	$1,895,786	$263,918

Investment Income:
Reinvested Dividends	11,148	804	49,219	23,856	3,984
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,118	214	6,786	13,624	2,000

Net Investment Income (Loss)	30	590	42,433	10,232	1,984

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	893	59,917	-	12,577
Realized Gain (Loss) on Investments	4,931	1,956	(12,478)	58,008	17,408

Net Realized Capital Gains (Losses) on Investments	4,931	2,849	47,439	58,008	29,985
Net Change in Unrealized Appreciation (Depreciation)	89,915	(1,027)	(25,152)	118,867	7,543

Net Gain (Loss) on Investment	94,846	1,822	22,287	176,875	37,528

Net Increase (Decrease) in Net Assets Resulting from Operations	94,876	2,412	64,720	187,107	39,512

Increase (Decrease) in Net Assets from Contract Transactions	2,896	5,767	(36,723)	(86,224)	35,836

Total Increase (Decrease) in Net Assets	97,772	8,179	27,997	100,883	75,348

Net Assets as of December 31, 2021:	$1,379,378	$46,724	$950,929	$1,996,669	$339,266

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA Janus Mid-Cap Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Conservative Initial Class Subaccount	TA JPMorgan Asset Allocation - Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Initial Class Subaccount

Net Assets as of December 31, 2019:	$11,386,276	$618,237	$24,455,894	$5,482,316	$23,865,195

Investment Income:
Reinvested Dividends	25,324	16,374	397,525	120,262	475,644
Investment Expense:
Mortality and Expense Risk and Administrative Charges	78,974	3,664	156,872	31,890	143,268

Net Investment Income (Loss)	(53,650)	12,710	240,653	88,372	332,376

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	906,890	16,169	1,865,666	165,830	1,199,759
Realized Gain (Loss) on Investments	55,107	702	976,748	3,889	(30,310)

Net Realized Capital Gains (Losses) on Investments	961,997	16,871	2,842,414	169,719	1,169,449
Net Change in Unrealized Appreciation (Depreciation)	1,113,917	42,072	2,374,459	383,711	1,765,419

Net Gain (Loss) on Investment	2,075,914	58,943	5,216,873	553,430	2,934,868

Net Increase (Decrease) in Net Assets Resulting from Operations	2,022,264	71,653	5,457,526	641,802	3,267,244

Increase (Decrease) in Net Assets from Contract Transactions	(32,072)	(32,351)	(1,698,003)	102,878	(1,087,685)

Total Increase (Decrease) in Net Assets	1,990,192	39,302	3,759,523	744,680	2,179,559

Net Assets as of December 31, 2020:	$13,376,468	$657,539	$28,215,417	$6,226,996	$26,044,754

Investment Income:
Reinvested Dividends	38,304	17,462	525,979	121,935	598,776
Investment Expense:
Mortality and Expense Risk and Administrative Charges	97,910	3,410	184,027	33,717	144,135

Net Investment Income (Loss)	(59,606)	14,052	341,952	88,218	454,641

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,730,259	11,178	1,921,453	40,786	687,292
Realized Gain (Loss) on Investments	491,609	30,642	1,482,820	146,224	711,086

Net Realized Capital Gains (Losses) on Investments	2,221,868	41,820	3,404,273	187,010	1,398,378
Net Change in Unrealized Appreciation (Depreciation)	(58,695)	(20,697)	1,540,870	255,823	1,583,722

Net Gain (Loss) on Investment	2,163,173	21,123	4,945,143	442,833	2,982,100

Net Increase (Decrease) in Net Assets Resulting from Operations	2,103,567	35,175	5,287,095	531,051	3,436,741

Increase (Decrease) in Net Assets from Contract Transactions	(944,557)	10,998	(1,006,372)	(165,549)	(1,180,094)

Total Increase (Decrease) in Net Assets	1,159,010	46,173	4,280,723	365,502	2,256,647

Net Assets as of December 31, 2021:	$14,535,478	$703,712	$32,496,140	$6,592,498	$28,301,401

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA JPMorgan Core Bond Initial Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan International Moderate Growth Initial Class Subaccount	TA JPMorgan Mid Cap Value Initial Class Subaccount	TA JPMorgan Tactical Allocation Initial Class Subaccount

Net Assets as of December 31, 2019:	$683,259	$433,224	$1,282,469	$389,666	$1,059,929

Investment Income:
Reinvested Dividends	28,023	6,120	33,862	4,121	26,159
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,737	2,603	9,523	2,393	7,663

Net Investment Income (Loss)	22,286	3,517	24,339	1,728	18,496

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,970	33,799	114	12,391	26,769
Realized Gain (Loss) on Investments	6,166	10,535	3,499	(12,771)	4,836

Net Realized Capital Gains (Losses) on Investments	8,136	44,334	3,613	(380)	31,605
Net Change in Unrealized Appreciation (Depreciation)	14,677	25,173	143,011	(2,797)	69,989

Net Gain (Loss) on Investment	22,813	69,507	146,624	(3,177)	101,594

Net Increase (Decrease) in Net Assets Resulting from Operations	45,099	73,024	170,963	(1,449)	120,090

Increase (Decrease) in Net Assets from Contract Transactions	(7,409)	(28,997)	(29,506)	(17,175)	(24,301)

Total Increase (Decrease) in Net Assets	37,690	44,027	141,457	(18,624)	95,789

Net Assets as of December 31, 2020:	$720,949	$477,251	$1,423,926	$371,042	$1,155,718

Investment Income:
Reinvested Dividends	21,262	4,503	23,197	3,352	21,674
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,511	3,324	11,306	3,155	8,328

Net Investment Income (Loss)	15,751	1,179	11,891	197	13,346

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,526	65,686	-	6,933	71,141
Realized Gain (Loss) on Investments	385	27,885	51,876	(2,257)	22,863

Net Realized Capital Gains (Losses) on Investments	28,911	93,571	51,876	4,676	94,004
Net Change in Unrealized Appreciation (Depreciation)	(58,057)	48,187	56,739	98,425	(55,998)

Net Gain (Loss) on Investment	(29,146)	141,758	108,615	103,101	38,006

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,395)	142,937	120,506	103,298	51,352

Increase (Decrease) in Net Assets from Contract Transactions	78,006	(15,812)	(8,321)	(11,492)	125,139

Total Increase (Decrease) in Net Assets	64,611	127,125	112,185	91,806	176,491

Net Assets as of December 31, 2021:	$785,560	$604,376	$1,536,111	$462,848	$1,332,209

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA Managed Risk - Balanced ETF Initial Class Subaccount	TA Managed Risk - Conservative ETF Initial Class Subaccount	TA Managed Risk - Growth ETF Initial Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Global Allocation Initial Class Subaccount

Net Assets as of December 31, 2019:	$47,056	$-	$185,409	$4,188,449	$152,526

Investment Income:
Reinvested Dividends	649	-	4,213	-	3,374
Investment Expense:
Mortality and Expense Risk and Administrative Charges	292	-	1,233	45,213	1,835

Net Investment Income (Loss)	357	-	2,980	(45,213)	1,539

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	354	-	4,994	240,150	10,653
Realized Gain (Loss) on Investments	(1,229)	-	1,338	543,498	2,980

Net Realized Capital Gains (Losses) on Investments	(875)	-	6,332	783,648	13,633
Net Change in Unrealized Appreciation (Depreciation)	(227)	-	(1,924)	3,939,466	12,824

Net Gain (Loss) on Investment	(1,102)	-	4,408	4,723,114	26,457

Net Increase (Decrease) in Net Assets Resulting from Operations	(745)	-	7,388	4,677,901	27,996

Increase (Decrease) in Net Assets from Contract Transactions	(15,666)	-	3,033	(427,056)	(9,009)

Total Increase (Decrease) in Net Assets	(16,411)	-	10,421	4,250,845	18,987

Net Assets as of December 31, 2020:	$30,645	$-	$195,830	$8,439,294	$171,513

Investment Income:
Reinvested Dividends	351	-	3,028	-	2,406
Investment Expense:
Mortality and Expense Risk and Administrative Charges	167	-	1,717	64,760	2,009

Net Investment Income (Loss)	184	-	1,311	(64,760)	397

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,163	-	12,684	2,223,035	26,949
Realized Gain (Loss) on Investments	2,193	-	2,108	901,047	6,179

Net Realized Capital Gains (Losses) on Investments	3,356	-	14,792	3,124,082	33,128
Net Change in Unrealized Appreciation (Depreciation)	(994)	-	14,983	(3,144,021)	(19,881)

Net Gain (Loss) on Investment	2,362	-	29,775	(19,939)	13,247

Net Increase (Decrease) in Net Assets Resulting from Operations	2,546	-	31,086	(84,699)	13,644

Increase (Decrease) in Net Assets from Contract Transactions	(7,050)	-	82,842	(302,850)	(1,278)

Total Increase (Decrease) in Net Assets	(4,504)	-	113,928	(387,549)	12,366

Net Assets as of December 31, 2021:	$26,141	$-	$309,758	$8,051,745	$183,879

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA Multi-Managed Balanced Initial Class Subaccount	TA PIMCO Tactical - Balanced Initial Class Subaccount	TA PIMCO Tactical - Conservative Initial Class Subaccount	TA PIMCO Tactical - Growth Initial Class Subaccount	TA PIMCO Total Return Initial Class Subaccount

Net Assets as of December 31, 2019:	$1,266,031	$231,130	$241,762	$375,034	$474,063

Investment Income:
Reinvested Dividends	20,758	8,002	4,069	16,024	40,714
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,471	1,513	2,373	3,288	5,912

Net Investment Income (Loss)	12,287	6,489	1,696	12,736	34,802

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	53,256	14,467	16,103	31,889	4,205
Realized Gain (Loss) on Investments	21,406	5,552	8,984	4,039	4,475

Net Realized Capital Gains (Losses) on Investments	74,662	20,019	25,087	35,928	8,680
Net Change in Unrealized Appreciation (Depreciation)	102,716	(7,460)	(5,450)	(16,433)	4,802

Net Gain (Loss) on Investment	177,378	12,559	19,637	19,495	13,482

Net Increase (Decrease) in Net Assets Resulting from Operations	189,665	19,048	21,333	32,231	48,284

Increase (Decrease) in Net Assets from Contract Transactions	39,480	(10,150)	(17,954)	4,381	44,931

Total Increase (Decrease) in Net Assets	229,145	8,898	3,379	36,612	93,215

Net Assets as of December 31, 2020:	$1,495,176	$240,028	$245,141	$411,646	$567,278

Investment Income:
Reinvested Dividends	17,869	-	2,866	-	8,669
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,901	1,754	2,050	3,232	5,401

Net Investment Income (Loss)	7,968	(1,754)	816	(3,232)	3,268

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	83,929	22,897	17,759	31,829	34,260
Realized Gain (Loss) on Investments	38,635	6,895	8,114	12,432	(16,798)

Net Realized Capital Gains (Losses) on Investments	122,564	29,792	25,873	44,261	17,462
Net Change in Unrealized Appreciation (Depreciation)	106,647	(10,122)	(18,612)	(5,422)	(33,321)

Net Gain (Loss) on Investment	229,211	19,670	7,261	38,839	(15,859)

Net Increase (Decrease) in Net Assets Resulting from Operations	237,179	17,916	8,077	35,607	(12,591)

Increase (Decrease) in Net Assets from Contract Transactions	(60,927)	37,195	(22,530)	112	144,128

Total Increase (Decrease) in Net Assets	176,252	55,111	(14,453)	35,719	131,537

Net Assets as of December 31, 2021:	$1,671,428	$295,139	$230,688	$447,365	$698,815

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$5,552,117	$2,269,284	$23,010,125

Investment Income:
Reinvested Dividends	52,510	-	26,390
Investment Expense:
Mortality and Expense Risk and Administrative Charges	35,554	15,385	177,501

Net Investment Income (Loss)	16,956	(15,385)	(151,111)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	182,969	147,448	1,921,247
Realized Gain (Loss) on Investments	(269,239)	(52,692)	257,768

Net Realized Capital Gains (Losses) on Investments	(86,270)	94,756	2,179,015
Net Change in Unrealized Appreciation (Depreciation)	131,672	341,812	5,950,424

Net Gain (Loss) on Investment	45,402	436,568	8,129,439

Net Increase (Decrease) in Net Assets Resulting from Operations	62,358	421,183	7,978,328

Increase (Decrease) in Net Assets from Contract Transactions	(374,327)	126,117	(1,237,178)

Total Increase (Decrease) in Net Assets	(311,969)	547,300	6,741,150

Net Assets as of December 31, 2020:	$5,240,148	$2,816,584	$29,751,275

Investment Income:
Reinvested Dividends	39,235	-	24,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	42,078	16,979	226,001

Net Investment Income (Loss)	(2,843)	(16,979)	(201,066)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	231,204	4,608,814
Realized Gain (Loss) on Investments	203,181	224,163	979,657

Net Realized Capital Gains (Losses) on Investments	203,181	455,367	5,588,471
Net Change in Unrealized Appreciation (Depreciation)	1,183,147	(180,314)	369,317

Net Gain (Loss) on Investment	1,386,328	275,053	5,957,788

Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,485	258,074	5,756,722

Increase (Decrease) in Net Assets from Contract Transactions	(195,514)	(698,462)	(1,481,234)

Total Increase (Decrease) in Net Assets	1,187,971	(440,388)	4,275,488

Net Assets as of December 31, 2021:	$6,428,119	$2,376,196	$34,026,763

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

1. Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund	AB Variable Products Series Fund
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund Access VP High Yield	ProFund Access VP High Yield
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities

19

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Initial Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA International Focus Initial Class	Transamerica International Focus VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Initial Class
TA Managed Risk - Conservative ETF Initial Class	Transamerica Managed Risk - Conservative ETF VP Initial Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

The following subaccount name changes were made effective during the fiscal year ended December 31, 2021:

Subaccount	Formerly
ProFund Access VP High Yield	Access VP High Yield
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
TA International Focus Initial Class	TA International Growth Initial Class

20

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2021.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

21

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Subaccount	Purchases	Sales

AB Balanced Wealth Strategy Class B Shares	$5,523	$3,304

American Funds - Growth Class 2 Shares	464	-

American Funds - Growth-Income Class 2 Shares	631	3,477

American Funds - International Class 2 Shares	786	708

Fidelity® VIP Contrafund® Service Class 2	203,400	60,564

Fidelity® VIP Equity-Income Service Class 2	109,880	34,119

Fidelity® VIP Growth Opportunities Service Class 2	240,884	236,240

Fidelity® VIP Index 500 Service Class 2	1,102,680	849,464

Franklin Allocation Class 4 Shares	11,015	5,044

ProFund Access VP High Yield	32,185	30,407

ProFund VP Asia 30	1,764,322	1,627,619

ProFund VP Basic Materials	278,459	248,177

ProFund VP Bull	36,613	19,793

ProFund VP Consumer Services	101,050	50,089

ProFund VP Emerging Markets	215,033	236,362

ProFund VP Europe 30	252,106	241,913

ProFund VP Falling U.S. Dollar	37,984	169,903

ProFund VP Financials	149,022	61,692

ProFund VP Government Money Market	189,815	133,821

ProFund VP International	48,794	49,098

ProFund VP Japan	740	727

ProFund VP Mid-Cap	317,011	270,623

ProFund VP NASDAQ-100	1,735,495	788,123

ProFund VP Oil & Gas	3,005,838	3,359,751

ProFund VP Pharmaceuticals	103,611	103,414

ProFund VP Precious Metals	2,854,192	2,967,961

ProFund VP Short Emerging Markets	691,662	638,606

ProFund VP Short International	89	4

ProFund VP Short NASDAQ-100	2,738,018	2,491,033

ProFund VP Short Small-Cap	3,967,535	3,977,288

ProFund VP Small-Cap	212,110	314,288

ProFund VP Small-Cap Value	531,963	482,824

ProFund VP Telecommunications	8,240	32,983

ProFund VP U.S. Government Plus	667,774	745,691

ProFund VP UltraNASDAQ-100	4,468,678	3,632,552

ProFund VP UltraSmall-Cap	4,448,749	4,391,661

22

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

3. Investments (continued)

Subaccount	Purchases	Sales

ProFund VP Utilities	$194,703	$134,676

TA Aegon High Yield Bond Initial Class	115,225	92,347

TA Aegon Sustainable Equity Income Initial Class	438,446	356,631

TA Aegon U.S. Government Securities Initial Class	16,945	75,440

TA BlackRock Global Real Estate Securities Initial Class	240,369	300,422

TA BlackRock Government Money Market Initial Class	177,873	524,966

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	14,168	15,008

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	29,674	23,722

TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	237,178	234,251

TA BlackRock iShares Edge 40 Initial Class	38,389	31,139

TA BlackRock Tactical Allocation Initial Class	300,299	234,672

TA International Focus Initial Class	207,834	283,825

TA Janus Balanced Initial Class	141,253	90,842

TA Janus Mid-Cap Growth Initial Class	2,809,979	2,083,865

TA JPMorgan Asset Allocation - Conservative Initial Class	420,747	384,517

TA JPMorgan Asset Allocation - Growth Initial Class	8,323,800	7,066,763

TA JPMorgan Asset Allocation - Moderate Initial Class	1,372,460	1,409,010

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	6,333,998	6,372,155

TA JPMorgan Core Bond Initial Class	193,777	71,493

TA JPMorgan Enhanced Index Initial Class	202,754	151,702

TA JPMorgan International Moderate Growth Initial Class	240,338	236,768

TA JPMorgan Mid Cap Value Initial Class	10,285	14,647

TA JPMorgan Tactical Allocation Initial Class	432,853	223,229

TA Managed Risk - Balanced ETF Initial Class	20,020	25,720

TA Managed Risk - Conservative ETF Initial Class	-	-

TA Managed Risk - Growth ETF Initial Class	123,122	26,284

TA Morgan Stanley Capital Growth Initial Class	3,518,597	1,663,174

TA Morgan Stanley Global Allocation Initial Class	104,823	78,756

TA Multi-Managed Balanced Initial Class	219,489	188,519

TA PIMCO Tactical - Balanced Initial Class	204,362	146,025

TA PIMCO Tactical - Conservative Initial Class	118,013	121,967

TA PIMCO Tactical - Growth Initial Class	184,583	155,872

TA PIMCO Total Return Initial Class	909,173	727,519

TA Small/Mid Cap Value Initial Class	1,648,109	1,846,445

TA T. Rowe Price Small Cap Initial Class	592,297	1,076,532

TA WMC US Growth Initial Class	5,697,236	2,770,711

23

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	129	(105)	24	384	(862)	(478)
American Funds - Growth Class 2 Shares	6	-	6	9	-	9
American Funds - Growth-Income Class 2 Shares	23	(146)	(123)	59	(43)	16
American Funds - International Class 2 Shares	46	(43)	3	59	(57)	2
Fidelity® VIP Contrafund® Service Class 2	1,295	(1,118)	177	933	(1,718)	(785)
Fidelity® VIP Equity-Income Service Class 2	1,230	(979)	251	1,651	(3,306)	(1,655)
Fidelity® VIP Growth Opportunities Service Class 2	3,021	(4,064)	(1,043)	3,417	(2,742)	675
Fidelity® VIP Index 500 Service Class 2	23,047	(18,297)	4,750	28,110	(39,977)	(11,867)
Franklin Allocation Class 4 Shares	359	(173)	186	1,197	(1,009)	188
ProFund Access VP High Yield	1,442	(1,439)	3	1,485	(2,403)	(918)
ProFund VP Asia 30	114,937	(113,080)	1,857	31,067	(44,804)	(13,737)
ProFund VP Basic Materials	17,066	(15,703)	1,363	6,322	(5,404)	918
ProFund VP Bull	965	(595)	370	3,301	(85)	3,216
ProFund VP Consumer Services	1,656	(1,022)	634	602	(510)	92
ProFund VP Emerging Markets	18,311	(21,988)	(3,677)	51,674	(77,292)	(25,618)
ProFund VP Europe 30	21,321	(20,266)	1,055	178	(131)	47
ProFund VP Falling U.S. Dollar	6,362	(28,190)	(21,828)	59,191	(40,708)	18,483
ProFund VP Financials	6,928	(3,275)	3,653	4,746	(4,864)	(118)
ProFund VP Government Money Market	19,789	(13,937)	5,852	82,983	(81,903)	1,080
ProFund VP International	4,436	(4,449)	(13)	58	(29)	29
ProFund VP Japan	49	(49)	-	3,321	(3,321)	-
ProFund VP Mid-Cap	11,228	(9,844)	1,384	3,661	(2,978)	683
ProFund VP NASDAQ-100	17,587	(10,459)	7,128	24,123	(11,093)	13,030
ProFund VP Oil & Gas	464,469	(514,003)	(49,534)	221,810	(186,989)	34,821
ProFund VP Pharmaceuticals	3,773	(3,856)	(83)	3,627	(4,480)	(853)
ProFund VP Precious Metals	545,731	(564,495)	(18,764)	96,922	(81,731)	15,191
ProFund VP Short Emerging Markets	359,837	(329,978)	29,859	24,756	(26,101)	(1,345)

24

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short International	37	-	37	23	-	23
ProFund VP Short NASDAQ-100	6,123,639	(5,611,778)	511,861	904,178	(943,423)	(39,245)
ProFund VP Short Small-Cap	5,227,759	(5,224,711)	3,048	544,668	(598,892)	(54,224)
ProFund VP Small-Cap	7,164	(11,202)	(4,038)	8,684	(10,579)	(1,895)
ProFund VP Small-Cap Value	19,597	(18,012)	1,585	7,177	(7,603)	(426)
ProFund VP Telecommunications	504	(2,005)	(1,501)	1,299	(286)	1,013
ProFund VP U.S. Government Plus	32,063	(35,513)	(3,450)	10,700	(7,088)	3,612
ProFund VP UltraNASDAQ-100	24,993	(22,965)	2,028	18,990	(18,953)	37
ProFund VP UltraSmall-Cap	118,049	(115,088)	2,961	62,169	(49,995)	12,174
ProFund VP Utilities	9,088	(6,329)	2,759	6,911	(15,086)	(8,175)
TA Aegon High Yield Bond Initial Class	2,498	(3,286)	(788)	4,456	(6,464)	(2,008)
TA Aegon Sustainable Equity Income Initial Class	13,879	(11,712)	2,167	6,109	(8,269)	(2,160)
TA Aegon U.S. Government Securities Initial Class	859	(4,634)	(3,775)	5,166	(2,033)	3,133
TA BlackRock Global Real Estate Securities Initial Class	7,013	(9,887)	(2,874)	5,016	(7,057)	(2,041)
TA BlackRock Government Money Market Initial Class	17,001	(46,473)	(29,472)	68,765	(21,681)	47,084
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	845	(967)	(122)	2,321	(2,235)	86
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	1,931	(1,581)	350	555	(928)	(373)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	16,133	(15,891)	242	19,275	(20,871)	(1,596)
TA BlackRock iShares Edge 40 Initial Class	1,743	(1,358)	385	414	(460)	(46)
TA BlackRock Tactical Allocation Initial Class	10,339	(12,463)	(2,124)	15,530	(20,756)	(5,226)
TA International Focus Initial Class	9,907	(14,051)	(4,144)	20,158	(24,678)	(4,520)
TA Janus Balanced Initial Class	5,216	(3,913)	1,303	13,660	(16,934)	(3,274)
TA Janus Mid-Cap Growth Initial Class	21,663	(42,587)	(20,924)	34,933	(38,363)	(3,430)
TA JPMorgan Asset Allocation - Conservative Initial Class	17,549	(16,964)	585	15,259	(15,615)	(356)
TA JPMorgan Asset Allocation - Growth Initial Class	165,921	(191,379)	(25,458)	154,834	(216,267)	(61,433)
TA JPMorgan Asset Allocation - Moderate Initial Class	46,662	(51,685)	(5,023)	53,252	(47,552)	5,700
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	171,300	(205,204)	(33,904)	198,504	(236,129)	(37,625)

25

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Core Bond Initial Class	7,955	(3,692)	4,263	12,187	(12,845)	(658)
TA JPMorgan Enhanced Index Initial Class	2,827	(3,084)	(257)	5,367	(6,362)	(995)
TA JPMorgan International Moderate Growth Initial Class	12,944	(13,661)	(717)	11,775	(14,126)	(2,351)
TA JPMorgan Mid Cap Value Initial Class	-	(283)	(283)	256	(816)	(560)
TA JPMorgan Tactical Allocation Initial Class	19,337	(12,111)	7,226	5,130	(6,150)	(1,020)
TA Managed Risk - Balanced ETF Initial Class	1,039	(1,395)	(356)	1,605	(2,661)	(1,056)
TA Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-
TA Managed Risk - Growth ETF Initial Class	5,651	(1,205)	4,446	4,479	(4,332)	147
TA Morgan Stanley Capital Growth Initial Class	11,615	(14,211)	(2,596)	18,556	(24,022)	(5,466)
TA Morgan Stanley Global Allocation Initial Class	4,166	(4,261)	(95)	2,586	(3,000)	(414)
TA Multi-Managed Balanced Initial Class	3,198	(4,840)	(1,642)	6,700	(5,524)	1,176
TA PIMCO Tactical - Balanced Initial Class	10,333	(8,159)	2,174	5,006	(5,755)	(749)
TA PIMCO Tactical - Conservative Initial Class	5,929	(7,407)	(1,478)	4,775	(6,120)	(1,345)
TA PIMCO Tactical - Growth Initial Class	8,547	(8,692)	(145)	7,095	(6,896)	199
TA PIMCO Total Return Initial Class	47,213	(39,467)	7,746	53,105	(49,417)	3,688
TA Small/Mid Cap Value Initial Class	28,783	(33,439)	(4,656)	16,118	(26,880)	(10,762)
TA T. Rowe Price Small Cap Initial Class	5,940	(17,453)	(11,513)	21,088	(20,699)	389
TA WMC US Growth Initial Class	19,624	(44,289)	(24,665)	22,858	(52,605)	(29,747)

26

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	$3,618	$(2,702)	$916	$9,228	$(19,343)	$(10,115)
American Funds - Growth Class 2 Shares	215	-	215	221	-	221
American Funds - Growth-Income Class 2 Shares	559	(3,477)	(2,918)	1,072	(828)	244
American Funds - International Class 2 Shares	735	(709)	26	732	(762)	(30)
Fidelity® VIP Contrafund® Service Class 2	63,605	(55,638)	7,967	34,062	(65,882)	(31,820)
Fidelity® VIP Equity-Income Service Class 2	39,635	(31,621)	8,014	40,275	(81,532)	(41,257)
Fidelity® VIP Growth Opportunities Service Class 2	172,460	(232,437)	(59,977)	106,847	(86,796)	20,051
Fidelity® VIP Index 500 Service Class 2	1,053,274	(831,017)	222,257	894,981	(1,334,290)	(439,309)
Franklin Allocation Class 4 Shares	10,255	(4,860)	5,395	30,226	(24,996)	5,230
ProFund Access VP High Yield	30,590	(30,065)	525	30,608	(48,041)	(17,433)
ProFund VP Asia 30	1,667,698	(1,623,961)	43,737	352,518	(514,001)	(161,483)
ProFund VP Basic Materials	274,800	(247,295)	27,505	75,961	(65,243)	10,718
ProFund VP Bull	30,076	(18,952)	11,124	55,813	(2,031)	53,782
ProFund VP Consumer Services	80,693	(48,607)	32,086	22,038	(18,410)	3,628
ProFund VP Emerging Markets	215,134	(235,363)	(20,229)	427,812	(666,620)	(238,808)
ProFund VP Europe 30	251,997	(241,683)	10,314	1,526	(1,199)	327
ProFund VP Falling U.S. Dollar	38,007	(169,816)	(131,809)	358,625	(244,402)	114,223
ProFund VP Financials	131,203	(60,220)	70,983	72,119	(65,303)	6,816
ProFund VP Government Money Market	189,865	(132,603)	57,262	812,787	(803,098)	9,689
ProFund VP International	48,805	(49,003)	(198)	613	(247)	366
ProFund VP Japan	737	(727)	10	35,656	(35,679)	(23)
ProFund VP Mid-Cap	309,243	(270,078)	39,165	76,910	(60,414)	16,496
ProFund VP NASDAQ-100	1,317,423	(771,301)	546,122	1,296,918	(591,012)	705,906
ProFund VP Oil & Gas	2,995,590	(3,357,034)	(361,444)	978,546	(855,775)	122,771
ProFund VP Pharmaceuticals	99,962	(101,715)	(1,753)	81,802	(101,429)	(19,627)
ProFund VP Precious Metals	2,854,545	(2,965,908)	(111,363)	581,571	(477,992)	103,579
ProFund VP Short Emerging Markets	691,662	(638,487)	53,175	84,551	(89,693)	(5,142)

27

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Short International	$89	$-	$89	$75	$-	$75
ProFund VP Short NASDAQ-100	2,737,981	(2,490,526)	247,455	606,916	(631,112)	(24,196)
ProFund VP Short Small-Cap	3,967,604	(3,976,725)	(9,121)	752,676	(873,526)	(120,850)
ProFund VP Small-Cap	198,296	(313,190)	(114,894)	192,091	(222,913)	(30,822)
ProFund VP Small-Cap Value	532,015	(481,388)	50,627	147,055	(155,955)	(8,900)
ProFund VP Telecommunications	8,051	(32,677)	(24,626)	14,702	(3,843)	10,859
ProFund VP U.S. Government Plus	656,622	(745,122)	(88,500)	253,356	(171,992)	81,364
ProFund VP UltraNASDAQ-100	3,999,391	(3,624,256)	375,135	1,531,878	(1,528,047)	3,831
ProFund VP UltraSmall-Cap	4,422,007	(4,388,918)	33,089	1,068,164	(854,367)	213,797
ProFund VP Utilities	191,556	(133,646)	57,910	136,289	(294,186)	(157,897)
TA Aegon High Yield Bond Initial Class	65,740	(87,684)	(21,944)	105,886	(157,410)	(51,524)
TA Aegon Sustainable Equity Income Initial Class	414,060	(349,808)	64,252	144,922	(198,801)	(53,879)
TA Aegon U.S. Government Securities Initial Class	13,363	(75,145)	(61,782)	81,666	(30,799)	50,867
TA BlackRock Global Real Estate Securities Initial Class	215,275	(296,295)	(81,020)	113,818	(178,391)	(64,573)
TA BlackRock Government Money Market Initial Class	179,912	(519,672)	(339,760)	773,930	(238,476)	535,454
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	12,393	(14,514)	(2,121)	31,776	(30,643)	1,133
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	28,802	(23,197)	5,605	7,397	(12,043)	(4,646)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	230,309	(227,413)	2,896	258,645	(270,361)	(11,716)
TA BlackRock iShares Edge 40 Initial Class	36,711	(30,944)	5,767	8,220	(8,789)	(569)
TA BlackRock Tactical Allocation Initial Class	193,461	(230,184)	(36,723)	258,465	(339,698)	(81,233)
TA International Focus Initial Class	189,479	(275,703)	(86,224)	283,330	(393,663)	(110,333)
TA Janus Balanced Initial Class	125,032	(89,196)	35,836	268,225	(294,507)	(26,282)
TA Janus Mid-Cap Growth Initial Class	1,075,109	(2,019,666)	(944,557)	1,322,589	(1,354,661)	(32,072)
TA JPMorgan Asset Allocation - Conservative Initial Class	392,947	(381,949)	10,998	296,441	(328,792)	(32,351)
TA JPMorgan Asset Allocation - Growth Initial Class	5,967,582	(6,973,954)	(1,006,372)	3,988,222	(5,686,225)	(1,698,003)

28

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA JPMorgan Asset Allocation - Moderate Initial Class	$1,224,519	$(1,390,068)	$(165,549)	$1,214,971	$(1,112,093)	$102,878
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	5,120,190	(6,300,284)	(1,180,094)	4,787,021	(5,874,706)	(1,087,685)
TA JPMorgan Core Bond Initial Class	145,594	(67,588)	78,006	223,858	(231,267)	(7,409)
TA JPMorgan Enhanced Index Initial Class	133,353	(149,165)	(15,812)	184,879	(213,876)	(28,997)
TA JPMorgan International Moderate Growth Initial Class	222,564	(230,885)	(8,321)	157,707	(187,213)	(29,506)
TA JPMorgan Mid Cap Value Initial Class	-	(11,492)	(11,492)	7,202	(24,377)	(17,175)
TA JPMorgan Tactical Allocation Initial Class	343,808	(218,669)	125,139	81,745	(106,046)	(24,301)
TA Managed Risk - Balanced ETF Initial Class	18,505	(25,555)	(7,050)	25,939	(41,605)	(15,666)
TA Managed Risk - Conservative ETF Initial Class	-	-	-	-	-	-
TA Managed Risk - Growth ETF Initial Class	107,667	(24,825)	82,842	76,831	(73,798)	3,033
TA Morgan Stanley Capital Growth Initial Class	1,318,888	(1,621,738)	(302,850)	1,273,587	(1,700,643)	(427,056)
TA Morgan Stanley Global Allocation Initial Class	75,773	(77,051)	(1,278)	38,356	(47,365)	(9,009)
TA Multi-Managed Balanced Initial Class	121,098	(182,025)	(60,927)	218,028	(178,548)	39,480
TA PIMCO Tactical - Balanced Initial Class	181,796	(144,601)	37,195	81,362	(91,512)	(10,150)
TA PIMCO Tactical - Conservative Initial Class	97,852	(120,382)	(22,530)	73,143	(91,097)	(17,954)
TA PIMCO Tactical - Growth Initial Class	153,513	(153,401)	112	112,855	(108,474)	4,381
TA PIMCO Total Return Initial Class	868,163	(724,035)	144,128	957,048	(912,117)	44,931
TA Small/Mid Cap Value Initial Class	1,625,692	(1,821,206)	(195,514)	624,575	(998,902)	(374,327)
TA T. Rowe Price Small Cap Initial Class	368,077	(1,066,539)	(698,462)	1,023,203	(897,086)	126,117
TA WMC US Growth Initial Class	1,136,000	(2,617,234)	(1,481,234)	986,449	(2,223,627)	(1,237,178)

29

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Wealth Strategy Class B Shares
12/31/2021	2,848	$29.57	to	$26.26	$81,292	0.26%	0.30%	to	1.50%	13.03%	to	11.69%
12/31/2020	2,824	26.16	to	23.51	71,504	2.26	0.30	to	1.50	8.93	to	7.64
12/31/2019	3,302	24.02	to	21.84	76,236	2.32	0.30	to	1.50	17.85	to	16.46
12/31/2018	3,336	20.38	to	18.76	65,731	1.80	0.30	to	1.50	(6.69)	to	(7.80)
12/31/2017	4,241	21.84	to	20.34	90,303	1.66	0.30	to	1.50	14.93	to	13.92
American Funds - Growth Class 2 Shares
12/31/2021	56	39.79	to	39.79	2,230	0.23	0.00	to	0.00	21.99	to	21.99
12/31/2020	50	32.62	to	32.62	1,634	0.32	0.00	to	0.00	52.08	to	52.08
12/31/2019	41	21.45	to	21.45	875	0.82	0.00	to	0.00	30.77	to	30.77
12/31/2018	34	16.40	to	16.40	551	0.46	0.00	to	0.00	(0.25)	to	(0.25)
12/31/2017	28	16.44	to	16.44	459	0.42	0.00	to	0.00	28.29	to	28.29
American Funds - Growth-Income Class 2 Shares
12/31/2021	61	26.29	to	26.29	1,616	0.97	0.00	to	0.00	24.10	to	24.10
12/31/2020	184	21.19	to	21.19	3,893	1.48	0.00	to	0.00	13.55	to	13.55
12/31/2019	168	18.66	to	18.66	3,127	1.75	0.00	to	0.00	26.14	to	26.14
12/31/2018	164	14.79	to	14.79	2,427	1.60	0.00	to	0.00	(1.79)	to	(1.79)
12/31/2017	116	15.06	to	15.06	1,746	1.49	0.00	to	0.00	22.38	to	22.38
American Funds - International Class 2 Shares
12/31/2021	134	15.22	to	15.22	2,040	2.27	0.00	to	0.00	(1.50)	to	(1.50)
12/31/2020	131	15.45	to	15.45	2,031	0.73	0.00	to	0.00	13.97	to	13.97
12/31/2019	129	13.55	to	13.55	1,753	1.45	0.00	to	0.00	22.88	to	22.88
12/31/2018	154	11.03	to	11.03	1,702	1.90	0.00	to	0.00	(13.13)	to	(13.13)
12/31/2017	115	12.70	to	12.70	1,466	1.32	0.00	to	0.00	32.14	to	32.14
Fidelity® VIP Contrafund® Service Class 2
12/31/2021	22,911	55.79	to	54.07	1,253,720	0.03	0.30	to	0.90	27.13	to	26.37
12/31/2020	22,734	43.89	to	42.79	982,869	0.08	0.30	to	0.90	29.84	to	29.07
12/31/2019	23,519	33.80	to	33.15	786,557	0.22	0.30	to	0.90	30.88	to	30.10
12/31/2018	23,992	25.82	to	25.48	615,781	0.44	0.30	to	0.90	(6.92)	to	(7.48)
12/31/2017	24,277	27.74	to	27.54	672,342	0.77	0.30	to	0.90	20.68	to	20.51
Fidelity® VIP Equity-Income Service Class 2
12/31/2021	16,906	35.48	to	34.38	588,563	1.68	0.30	to	0.90	24.23	to	23.49
12/31/2020	16,655	28.56	to	27.84	468,705	1.57	0.30	to	0.90	6.12	to	5.49
12/31/2019	18,310	26.91	to	26.39	487,637	1.90	0.30	to	0.90	26.73	to	25.97
12/31/2018	18,393	21.23	to	20.95	388,203	2.09	0.30	to	0.90	(8.81)	to	(9.36)
12/31/2017	18,577	23.29	to	23.11	431,704	1.54	0.30	to	0.90	11.81	to	11.65
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2021	13,205	57.75	to	55.97	748,249	-	0.30	to	0.90	11.34	to	10.67
12/31/2020	14,248	51.87	to	50.57	728,844	-	0.30	to	0.90	67.73	to	66.73
12/31/2019	13,573	30.93	to	30.33	415,722	-	0.30	to	0.90	40.07	to	39.24
12/31/2018	14,199	22.08	to	21.78	311,739	0.08	0.30	to	0.90	11.87	to	11.20
12/31/2017	15,581	19.74	to	19.59	306,899	0.10	0.30	to	0.90	33.18	to	32.98
Fidelity® VIP Index 500 Service Class 2
12/31/2021	76,420	53.43	to	52.93	3,911,275	1.05	-	to	1.50	28.26	to	26.36
12/31/2020	71,670	41.66	to	41.89	2,879,053	1.45	0.00	to	1.50	17.95	to	16.20
12/31/2019	83,537	35.32	to	36.05	2,858,053	1.78	0.00	to	1.50	31.02	to	29.08
12/31/2018	83,536	26.96	to	27.93	2,190,913	1.65	0.00	to	1.50	(4.73)	to	(6.15)
12/31/2017	69,694	28.30	to	29.75	1,941,466	1.60	0.00	to	1.50	21.41	to	19.62

30

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Franklin Allocation Class 4 Shares
12/31/2021	1,879	$30.47	to	$27.06	$56,797	1.56%	0.30%	to	1.50%	11.20%	to	9.89%
12/31/2020	1,693	27.40	to	24.62	46,048	1.32	0.30	to	1.50	11.42	to	10.10
12/31/2019	1,505	24.59	to	22.36	36,217	3.20	0.30	to	1.50	19.20	to	17.79
12/31/2018	1,376	20.63	to	18.99	27,840	2.72	0.30	to	1.50	(9.85)	to	(10.92)
12/31/2017	1,344	22.88	to	21.31	30,357	1.63	0.30	to	1.50	11.12	to	10.13
ProFund Access VP High Yield
12/31/2021	3,320	21.22	to	19.78	69,378	2.42	0.30	to	1.50	(0.03)	to	(1.21)
12/31/2020	3,317	21.23	to	20.02	69,038	5.86	0.30	to	1.50	(0.36)	to	(1.54)
12/31/2019	4,235	21.30	to	20.33	88,227	4.77	0.30	to	1.50	12.09	to	10.77
12/31/2018	3,689	19.00	to	18.35	68,783	2.62	0.30	to	1.50	(0.91)	to	(2.09)
12/31/2017	2,800	19.18	to	18.75	52,745	3.92	0.30	to	1.50	4.17	to	3.25
ProFund VP Asia 30
12/31/2021	41,119	11.84	to	21.33	535,532	-	0.30	to	1.50	(18.76)	to	(19.73)
12/31/2020	39,262	14.58	to	26.57	615,260	1.02	0.30	to	1.50	35.14	to	33.55
12/31/2019	52,999	10.79	to	19.90	605,511	0.20	0.30	to	1.50	25.93	to	24.44
12/31/2018	33,714	8.57	to	15.99	316,302	0.41	0.30	to	1.50	(18.84)	to	(19.81)
12/31/2017	47,330	10.56	to	19.94	529,351	-	0.30	to	1.50	32.09	to	30.92
ProFund VP Basic Materials
12/31/2021	11,583	17.92	to	31.08	202,990	0.23	0.30	to	1.50	25.25	to	23.77
12/31/2020	10,220	14.31	to	25.11	144,019	0.67	0.30	to	1.50	16.14	to	14.76
12/31/2019	9,302	12.32	to	21.88	113,150	0.29	0.30	to	1.50	17.37	to	15.98
12/31/2018	6,442	10.50	to	18.87	66,713	0.49	0.30	to	1.50	(17.91)	to	(18.88)
12/31/2017	11,881	12.79	to	23.26	151,018	0.50	0.30	to	1.50	22.23	to	21.15
ProFund VP Bull
12/31/2021	3,868	36.10	to	42.83	136,367	-	0.30	to	1.50	25.96	to	24.47
12/31/2020	3,498	28.66	to	34.41	99,048	0.11	0.30	to	1.50	15.69	to	14.32
12/31/2019	282	24.78	to	30.10	7,611	0.11	0.30	to	1.50	28.50	to	26.98
12/31/2018	3,824	19.28	to	23.70	79,786	-	0.30	to	1.50	(6.43)	to	(7.54)
12/31/2017	1,671	20.61	to	25.64	37,180	-	0.30	to	1.50	18.63	to	17.58
ProFund VP Consumer Services
12/31/2021	5,681	48.45	to	62.20	283,463	-	0.30	to	1.50	9.90	to	8.60
12/31/2020	5,047	44.09	to	57.28	228,599	-	0.30	to	1.50	27.96	to	26.45
12/31/2019	4,955	34.46	to	45.30	176,731	-	0.30	to	1.50	24.27	to	22.80
12/31/2018	5,608	27.73	to	36.89	158,616	-	0.30	to	1.50	0.31	to	(0.88)
12/31/2017	5,378	27.64	to	37.21	150,975	-	0.30	to	1.50	17.66	to	16.62
ProFund VP Emerging Markets
12/31/2021	7,046	8.63	to	16.64	69,120	-	0.30	to	1.50	(18.26)	to	(19.23)
12/31/2020	10,723	10.56	to	20.60	123,604	0.65	0.30	to	1.50	26.34	to	24.85
12/31/2019	36,341	8.35	to	16.50	312,649	0.27	0.30	to	1.50	23.86	to	22.40
12/31/2018	13,071	6.75	to	13.48	96,712	0.24	0.30	to	1.50	(15.52)	to	(16.53)
12/31/2017	41,725	7.98	to	16.15	338,909	0.08	0.30	to	1.50	32.46	to	31.29
ProFund VP Europe 30
12/31/2021	1,522	11.79	to	17.57	22,509	0.34	0.30	to	1.50	24.16	to	22.69
12/31/2020	467	9.50	to	14.32	4,793	2.84	0.30	to	1.50	(9.50)	to	(10.57)
12/31/2019	420	10.50	to	16.01	4,861	0.83	0.30	to	1.50	17.44	to	16.05
12/31/2018	2,035	8.94	to	13.80	18,232	2.60	0.30	to	1.50	(14.39)	to	(15.41)
12/31/2017	2,182	10.44	to	16.31	24,336	1.50	0.30	to	1.50	19.00	to	17.95

31

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Falling U.S. Dollar
12/31/2021	3,054	$5.70	to	$5.78	$17,205	-%	0.30%	to	1.50%	(8.31	) %	to	(9.39	) %
12/31/2020	24,882	6.22	to	6.37	154,560	0.07	0.30	to	1.50	4.49		to	3.26
12/31/2019	6,399	5.95	to	6.17	38,037	0.03	0.30	to	1.50	(2.63)		to	(3.78)
12/31/2018	1,085	6.11	to	6.42	6,578	-	0.30	to	1.50	(6.59)		to	(7.70)
12/31/2017	3,310	6.54	to	6.95	21,514	-	0.30	to	1.50	7.81		to	6.86
ProFund VP Financials
12/31/2021	14,034	20.24	to	30.58	299,445	0.36	0.30	to	1.50	29.71		to	28.18
12/31/2020	10,381	15.61	to	23.85	172,557	0.64	0.30	to	1.50	(2.06)		to	(3.22)
12/31/2019	10,499	15.93	to	24.65	175,440	0.49	0.30	to	1.50	29.88		to	28.35
12/31/2018	14,710	12.27	to	19.20	185,098	0.36	0.30	to	1.50	(10.70)		to	(11.76)
12/31/2017	14,764	13.74	to	21.76	207,672	0.35	0.30	to	1.50	17.49		to	16.45
ProFund VP Government Money Market
12/31/2021	20,307	9.91	to	8.34	194,561	0.01	0.30	to	1.50	(0.29)		to	(1.47)
12/31/2020	14,455	9.94	to	8.46	138,566	0.03	0.30	to	1.50	(0.26)		to	(1.44)
12/31/2019	13,375	9.97	to	8.59	130,150	0.86	0.30	to	1.50	0.47		to	(0.72)
12/31/2018	77,997	9.92	to	8.65	750,995	0.48	0.30	to	1.50	0.12		to	(1.07)
12/31/2017	20,093	9.91	to	8.74	191,222	0.02	0.30	to	1.50	(0.57)		to	(1.45)
ProFund VP International
12/31/2021	862	10.93	to	16.89	11,055	-	0.30	to	1.50	8.50		to	7.21
12/31/2020	875	10.07	to	15.75	10,230	0.52	0.30	to	1.50	4.58		to	3.35
12/31/2019	846	9.63	to	15.24	9,433	0.27	0.30	to	1.50	18.91		to	17.51
12/31/2018	866	8.10	to	12.97	8,031	-	0.30	to	1.50	(16.01)		to	(17.01)
12/31/2017	20,581	9.64	to	15.63	205,677	-	0.30	to	1.50	21.07		to	20.00
ProFund VP Japan
12/31/2021	-	15.36	to	22.32	-	-	0.30	to	1.50	3.58		to	2.36
12/31/2020	-	14.83	to	21.80	-	-	0.30	to	1.50	15.59		to	14.22
12/31/2019	-	12.83	to	19.09	-	-	0.30	to	1.50	19.64		to	18.22
12/31/2018	2,581	10.73	to	16.15	27,415	-	0.30	to	1.50	(11.90)		to	(12.95)
12/31/2017	565	12.18	to	18.55	6,880	-	0.30	to	1.50	17.75		to	16.71
ProFund VP Mid-Cap
12/31/2021	7,398	28.84	to	39.91	212,634	-	0.30	to	1.50	21.84		to	20.40
12/31/2020	6,014	23.67	to	33.15	141,693	1.01	0.30	to	1.50	10.43		to	9.12
12/31/2019	5,331	21.44	to	30.38	112,576	0.18	0.30	to	1.50	23.16		to	21.70
12/31/2018	6,939	17.40	to	24.96	118,318	-	0.30	to	1.50	(13.12)		to	(14.16)
12/31/2017	5,565	20.03	to	29.08	110,455	-	0.30	to	1.50	12.76		to	11.76
ProFund VP NASDAQ-100
12/31/2021	39,250	84.87	to	91.20	3,285,239	-	0.30	to	1.50	24.43		to	22.96
12/31/2020	32,122	68.21	to	74.17	2,164,944	-	0.30	to	1.50	45.13		to	43.42
12/31/2019	19,092	47.00	to	51.72	893,911	-	0.30	to	1.50	36.29		to	34.68
12/31/2018	14,818	34.48	to	38.40	509,663	-	0.30	to	1.50	(2.16)		to	(3.33)
12/31/2017	13,024	35.24	to	39.72	458,919	-	0.30	to	1.50	29.60		to	28.45
ProFund VP Oil & Gas
12/31/2021	56,714	7.43	to	10.36	435,697	2.11	0.30	to	1.50	51.48		to	49.69
12/31/2020	106,248	4.91	to	6.92	528,768	2.47	0.30	to	1.50	(34.66)		to	(35.43)
12/31/2019	71,427	7.51	to	10.72	551,237	1.40	0.30	to	1.50	8.19		to	6.91
12/31/2018	72,275	6.94	to	10.02	516,661	1.71	0.30	to	1.50	(20.46)		to	(21.41)
12/31/2017	92,377	8.73	to	12.76	832,250	1.53	0.30	to	1.50	(3.75)		to	(4.60)

32

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Pharmaceuticals
12/31/2021	9,826	$28.58	to	$31.17	$287,919	0.28%	0.30%	to	1.50%	10.87%	to	9.56%
12/31/2020	9,909	25.78	to	28.45	264,414	0.11	0.30	to	1.50	12.18	to	10.85
12/31/2019	10,762	22.98	to	25.67	256,275	0.85	0.30	to	1.50	13.70	to	12.36
12/31/2018	11,459	20.21	to	22.85	239,238	1.03	0.30	to	1.50	(6.48)	to	(7.59)
12/31/2017	11,184	21.61	to	24.72	250,897	0.86	0.30	to	1.50	9.70	to	8.73
ProFund VP Precious Metals
12/31/2021	33,152	5.10	to	11.42	188,220	-	0.30	to	1.50	(9.21)	to	(10.28)
12/31/2020	51,916	5.61	to	12.72	336,906	0.28	0.30	to	1.50	23.73	to	22.27
12/31/2019	36,725	4.54	to	10.41	198,323	0.03	0.30	to	1.50	45.54	to	43.82
12/31/2018	33,457	3.12	to	7.24	129,130	-	0.30	to	1.50	(13.73)	to	(14.76)
12/31/2017	46,890	3.61	to	8.49	210,394	-	0.30	to	1.50	4.65	to	3.73
ProFund VP Short Emerging Markets
12/31/2021	30,179	2.15	to	1.14	64,682	-	0.30	to	1.50	9.63	to	8.33
12/31/2020	320	1.96	to	1.06	623	0.12	0.30	to	1.50	(31.96)	to	(32.77)
12/31/2019	1,665	2.88	to	1.57	4,757	0.05	0.30	to	1.50	(21.23)	to	(22.16)
12/31/2018	5,021	3.65	to	2.02	16,079	-	0.30	to	1.50	12.25	to	10.91
12/31/2017	1,522	3.25	to	1.82	3,084	-	0.30	to	1.50	(28.27)	to	(28.91)
ProFund VP Short International
12/31/2021	368	2.30	to	1.40	848	-	0.30	to	1.50	(13.66)	to	(14.68)
12/31/2020	331	2.67	to	1.64	883	0.58	0.30	to	1.50	(17.19)	to	(18.17)
12/31/2019	308	3.22	to	2.00	991	0.52	0.30	to	1.50	(17.67)	to	(18.64)
12/31/2018	295	3.91	to	2.46	1,122	-	0.30	to	1.50	15.13	to	13.76
12/31/2017	271	3.40	to	2.16	901	-	0.30	to	1.50	(21.11)	to	(21.81)
ProFund VP Short NASDAQ-100
12/31/2021	516,277	0.40	to	0.28	206,076	-	0.30	to	1.50	(25.35)	to	(26.24)
12/31/2020	4,416	0.54	to	0.38	2,324	0.46	0.30	to	1.50	(42.95)	to	(43.62)
12/31/2019	43,661	0.94	to	0.68	40,945	0.47	0.30	to	1.50	(28.27)	to	(29.12)
12/31/2018	18,228	1.31	to	0.96	22,721	-	0.30	to	1.50	(3.18)	to	(4.33)
12/31/2017	10,092	1.35	to	1.00	12,111	-	0.30	to	1.50	(25.69)	to	(26.35)
ProFund VP Short Small-Cap
12/31/2021	52,683	0.74	to	0.52	38,228	-	0.30	to	1.50	(19.29)	to	(20.25)
12/31/2020	49,635	0.92	to	0.65	44,827	0.89	0.30	to	1.50	(32.17)	to	(32.97)
12/31/2019	103,859	1.36	to	0.97	138,937	0.10	0.30	to	1.50	(21.02)	to	(21.96)
12/31/2018	20,807	1.72	to	1.24	34,337	-	0.30	to	1.50	10.06	to	8.75
12/31/2017	48,547	1.56	to	1.14	74,412	-	0.30	to	1.50	(14.71)	to	(15.47)
ProFund VP Small-Cap
12/31/2021	5,737	28.00	to	35.47	160,222	-	0.30	to	1.50	12.54	to	11.21
12/31/2020	9,775	24.88	to	31.89	243,356	0.05	0.30	to	1.50	16.71	to	15.33
12/31/2019	11,670	21.32	to	27.66	247,474	-	0.30	to	1.50	23.23	to	21.78
12/31/2018	4,733	17.30	to	22.71	81,334	-	0.30	to	1.50	(13.15)	to	(14.19)
12/31/2017	4,738	19.92	to	26.46	94,293	-	0.30	to	1.50	11.76	to	10.77
ProFund VP Small-Cap Value
12/31/2021	9,114	28.40	to	35.61	257,915	0.09	0.30	to	1.50	28.17	to	26.66
12/31/2020	7,529	22.16	to	28.11	167,669	0.02	0.30	to	1.50	0.76	to	(0.43)
12/31/2019	7,955	21.99	to	28.23	175,095	-	0.30	to	1.50	22.20	to	20.75
12/31/2018	2,912	17.99	to	23.38	52,802	-	0.30	to	1.50	(14.47)	to	(15.49)
12/31/2017	2,503	21.04	to	27.67	51,953	0.01	0.30	to	1.50	9.06	to	8.09

33

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

ProFund VP Telecommunications
12/31/2021	1,241	$17.19	to	$20.87	$24,577	0.84%	0.30%	to	1.50%	18.06%	to	16.66%
12/31/2020	2,742	14.56	to	17.89	44,900	0.95	0.30	to	1.50	2.84	to	1.63
12/31/2019	1,729	14.16	to	17.61	29,640	3.19	0.30	to	1.50	14.43	to	13.07
12/31/2018	2,214	12.37	to	15.57	32,134	5.18	0.30	to	1.50	(15.36)	to	(16.37)
12/31/2017	3,179	14.62	to	18.62	54,806	4.59	0.30	to	1.50	(2.71)	to	(3.57)
ProFund VP U.S. Government Plus
12/31/2021	3,498	21.40	to	17.58	72,262	-	0.30	to	1.50	(7.36)	to	(8.46)
12/31/2020	6,948	23.10	to	19.21	156,830	0.04	0.30	to	1.50	20.33	to	18.91
12/31/2019	3,336	19.20	to	16.15	62,321	0.84	0.30	to	1.50	17.87	to	16.47
12/31/2018	11,588	16.29	to	13.87	184,379	0.95	0.30	to	1.50	(5.71)	to	(6.83)
12/31/2017	5,862	17.27	to	14.88	98,684	0.41	0.30	to	1.50	8.84	to	7.87
ProFund VP UltraNASDAQ-100
12/31/2021	11,636	209.22	to	190.00	2,369,588	-	0.30	to	1.50	52.05	to	50.26
12/31/2020	9,608	137.60	to	126.45	1,290,464	-	0.30	to	1.50	85.74	to	83.55
12/31/2019	9,571	74.08	to	68.89	687,011	-	0.30	to	1.50	79.13	to	77.01
12/31/2018	12,631	41.36	to	38.92	511,709	-	0.30	to	1.50	(9.90)	to	(10.98)
12/31/2017	8,870	45.90	to	43.72	399,316	-	0.30	to	1.50	67.33	to	65.85
ProFund VP UltraSmall-Cap
12/31/2021	16,264	37.79	to	78.90	624,968	-	0.30	to	1.50	22.94	to	21.48
12/31/2020	13,303	30.74	to	64.95	407,864	0.16	0.30	to	1.50	16.04	to	14.67
12/31/2019	1,129	26.49	to	56.64	30,563	-	0.30	to	1.50	46.89	to	45.15
12/31/2018	1,021	18.03	to	39.02	18,964	-	0.30	to	1.50	(27.17)	to	(28.04)
12/31/2017	1,630	24.76	to	54.22	41,400	-	0.30	to	1.50	24.45	to	23.35
ProFund VP Utilities
12/31/2021	9,565	23.28	to	28.54	228,566	1.70	0.30	to	1.50	15.06	to	13.70
12/31/2020	6,806	20.24	to	25.10	142,249	1.62	0.30	to	1.50	(2.69)	to	(3.84)
12/31/2019	14,981	20.80	to	26.10	316,391	1.59	0.30	to	1.50	22.51	to	21.06
12/31/2018	9,734	16.97	to	21.56	167,797	1.51	0.30	to	1.50	2.58	to	1.36
12/31/2017	5,985	16.55	to	21.27	104,666	2.57	0.30	to	1.50	9.98	to	9.01
TA Aegon High Yield Bond Initial Class
12/31/2021	36,958	26.77	to	27.28	998,147	5.25	0.30	to	1.50	6.03	to	4.78
12/31/2020	37,746	25.25	to	26.04	966,562	6.23	0.30	to	1.50	4.73	to	3.49
12/31/2019	39,754	24.11	to	25.16	982,480	6.49	0.30	to	1.50	13.87	to	12.53
12/31/2018	37,356	21.17	to	22.36	818,449	6.34	0.30	to	1.50	(2.64)	to	(3.80)
12/31/2017	33,992	21.75	to	23.24	812,877	4.83	0.30	to	1.50	6.80	to	5.86
TA Aegon Sustainable Equity Income Initial Class
12/31/2021	49,161	33.32	to	28.58	1,547,393	2.05	0.00	to	1.50	22.42	to	20.61
12/31/2020	46,994	27.22	to	23.70	1,223,218	3.04	0.00	to	1.50	(7.35)	to	(8.72)
12/31/2019	49,154	29.38	to	25.96	1,401,773	2.35	0.00	to	1.50	23.91	to	22.08
12/31/2018	54,087	23.71	to	21.27	1,281,582	2.14	0.00	to	1.50	(11.50)	to	(12.82)
12/31/2017	51,461	26.79	to	24.39	1,389,458	2.20	0.00	to	1.50	16.43	to	14.71
TA Aegon U.S. Government Securities Initial Class
12/31/2021	2,728	16.10	to	12.85	40,090	1.94	0.30	to	1.50	(2.68)	to	(3.83)
12/31/2020	6,503	16.54	to	13.36	103,628	1.84	0.30	to	1.50	8.65	to	7.37
12/31/2019	3,370	15.23	to	12.45	47,478	1.31	0.30	to	1.50	6.28	to	5.03
12/31/2018	3,971	14.33	to	11.85	52,278	2.85	0.30	to	1.50	(0.04)	to	(1.23)
12/31/2017	4,239	14.33	to	12.00	61,253	2.85	0.30	to	1.50	2.05	to	1.14

34

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock Global Real Estate Securities Initial Class
12/31/2021	38,969	$29.98	to	$28.44	$1,195,453	2.50%	0.30%	to	1.50%	25.85%	to	24.36%
12/31/2020	41,843	23.82	to	22.87	1,028,543	12.25	0.30	to	1.50	(0.61)	to	(1.79)
12/31/2019	43,884	23.97	to	23.29	1,117,357	0.90	0.30	to	1.50	24.82	to	23.34
12/31/2018	43,457	19.20	to	18.88	943,401	8.63	0.30	to	1.50	(10.36)	to	(11.43)
12/31/2017	43,491	21.42	to	21.32	1,105,509	3.59	0.30	to	1.50	10.66	to	9.68
TA BlackRock Government Money Market Initial Class
12/31/2021	84,534	11.29	to	8.59	901,588	0.00	0.00	to	1.50	0.00	to	(1.47)
12/31/2020	114,006	11.29	to	8.72	1,248,680	0.21	0.00	to	1.50	0.29	to	(1.19)
12/31/2019	66,922	11.26	to	8.83	718,536	1.97	0.00	to	1.50	1.97	to	0.47
12/31/2018	90,737	11.04	to	8.79	965,116	1.82	0.00	to	1.50	1.81	to	0.29
12/31/2017	67,650	10.84	to	8.76	724,671	0.01	0.00	to	1.50	0.01	to	(1.47)
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2021	3,737	16.06	to	14.01	54,649	1.43	0.00	to	1.50	5.98	to	4.41
12/31/2020	3,859	15.15	to	13.42	53,956	2.08	0.00	to	1.50	6.99	to	5.41
12/31/2019	3,773	14.16	to	12.73	49,697	2.29	0.00	to	1.50	11.47	to	9.82
12/31/2018	3,565	12.70	to	11.59	42,574	1.88	0.00	to	1.50	(2.61)	to	(4.05)
12/31/2017	3,402	13.04	to	12.08	42,176	2.01	0.00	to	1.50	11.92	to	10.27
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2021	5,601	16.33	to	14.24	85,752	1.15	0.00	to	1.50	8.52	to	6.92
12/31/2020	5,251	15.05	to	13.32	74,383	2.10	0.00	to	1.50	3.59	to	2.06
12/31/2019	5,624	14.52	to	13.05	77,724	1.96	0.00	to	1.50	11.43	to	9.79
12/31/2018	6,499	13.03	to	11.89	81,064	1.70	0.00	to	1.50	(3.98)	to	(5.40)
12/31/2017	6,323	13.57	to	12.57	82,705	1.88	0.00	to	1.50	15.71	to	14.00
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2021	94,002	15.75	to	13.74	1,379,378	0.82	0.00	to	1.50	7.94	to	6.34
12/31/2020	93,760	14.59	to	12.92	1,281,606	2.14	0.00	to	1.50	(1.85)	to	(3.30)
12/31/2019	95,356	14.87	to	13.36	1,335,222	1.96	0.00	to	1.50	11.59	to	9.94
12/31/2018	99,045	13.32	to	12.15	1,253,698	1.57	0.00	to	1.50	(5.67)	to	(7.07)
12/31/2017	96,977	14.12	to	13.08	1,311,971	1.47	0.00	to	1.50	20.55	to	18.78
TA BlackRock iShares Edge 40 Initial Class
12/31/2021	2,146	21.82	to	21.16	46,724	1.81	0.30	to	1.50	5.77	to	4.52
12/31/2020	1,761	20.63	to	20.24	38,545	2.41	0.30	to	1.50	9.32	to	8.03
12/31/2019	1,807	18.87	to	18.74	36,390	2.16	0.30	to	1.50	14.96	to	13.60
12/31/2018	2,085	16.42	to	16.50	36,859	1.95	0.30	to	1.50	(4.43)	to	(5.56)
12/31/2017	1,976	17.18	to	17.47	37,097	1.77	0.30	to	1.50	9.09	to	8.13
TA BlackRock Tactical Allocation Initial Class
12/31/2021	49,897	19.63	to	17.70	950,929	5.19	0.30	to	1.50	7.58	to	6.31
12/31/2020	52,021	18.24	to	16.65	922,932	3.54	0.30	to	1.50	13.06	to	11.73
12/31/2019	57,247	16.14	to	14.90	900,617	4.14	0.30	to	1.50	17.08	to	15.69
12/31/2018	58,861	13.78	to	12.88	793,867	2.03	0.30	to	1.50	(4.50)	to	(5.64)
12/31/2017	57,933	14.43	to	13.65	821,710	2.75	0.30	to	1.50	11.35	to	10.37
TA International Focus Initial Class
12/31/2021	100,399	19.54	to	28.12	1,996,669	1.22	0.30	to	1.50	10.49	to	9.18
12/31/2020	104,543	17.68	to	25.76	1,895,786	2.25	0.30	to	1.50	20.54	to	19.11
12/31/2019	109,063	14.67	to	21.62	1,687,289	1.63	0.30	to	1.50	27.30	to	25.80
12/31/2018	111,417	11.52	to	17.19	1,365,996	1.21	0.30	to	1.50	(17.95)	to	(18.93)
12/31/2017	128,854	14.04	to	21.20	1,945,681	1.41	0.30	to	1.50	26.49	to	25.37

35

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Janus Balanced Initial Class
12/31/2021	13,512	$25.81	to	$22.95	$339,266	1.40%	0.30%	to	1.50%	15.36%	to	14.00%
12/31/2020	12,209	22.37	to	20.13	263,918	1.49	0.30	to	1.50	14.25	to	12.90
12/31/2019	15,483	19.58	to	17.83	295,212	1.81	0.30	to	1.50	21.72	to	20.28
12/31/2018	13,467	16.09	to	14.82	210,241	1.67	0.30	to	1.50	(0.08)	to	(1.27)
12/31/2017	12,476	16.10	to	15.01	195,104	1.53	0.30	to	1.50	16.35	to	15.32
TA Janus Mid-Cap Growth Initial Class
12/31/2021	281,355	53.04	to	55.28	14,535,478	0.28	0.30	to	1.50	16.95	to	15.57
12/31/2020	302,279	45.36	to	47.84	13,376,468	0.23	0.30	to	1.50	18.85	to	17.44
12/31/2019	305,709	38.16	to	40.73	11,386,276	0.07	0.30	to	1.50	36.30	to	34.69
12/31/2018	317,493	28.00	to	30.24	8,660,462	0.06	0.30	to	1.50	(1.52)	to	(2.69)
12/31/2017	328,836	28.43	to	31.08	9,108,315	0.10	0.30	to	1.50	28.24	to	27.11
TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2021	30,496	23.19	to	21.35	703,712	2.40	0.30	to	1.50	5.58	to	4.34
12/31/2020	29,911	21.96	to	20.46	657,539	2.56	0.30	to	1.50	11.14	to	9.82
12/31/2019	30,267	19.76	to	18.63	618,237	2.64	0.30	to	1.50	13.56	to	12.22
12/31/2018	30,397	17.40	to	16.60	555,030	1.82	0.30	to	1.50	(4.27)	to	(5.41)
12/31/2017	32,378	18.18	to	17.55	625,345	2.15	0.30	to	1.50	12.14	to	11.15
TA JPMorgan Asset Allocation - Growth Initial Class
12/31/2021	850,053	38.30	to	37.30	32,496,140	1.68	0.30	to	1.50	19.28	to	17.87
12/31/2020	875,511	32.11	to	31.65	28,215,417	1.69	0.30	to	1.50	24.37	to	22.90
12/31/2019	936,944	25.82	to	25.75	24,455,894	1.74	0.30	to	1.50	25.67	to	24.19
12/31/2018	969,239	20.54	to	20.73	20,350,997	1.89	0.30	to	1.50	(10.66)	to	(11.73)
12/31/2017	1,013,099	23.00	to	23.49	24,033,437	1.45	0.30	to	1.50	23.89	to	22.80
TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2021	243,598	27.16	to	24.74	6,592,498	1.88	0.30	to	1.50	8.85	to	7.57
12/31/2020	248,621	24.95	to	23.00	6,226,996	2.23	0.30	to	1.50	12.27	to	10.94
12/31/2019	242,921	22.23	to	20.73	5,482,316	2.19	0.30	to	1.50	16.07	to	14.70
12/31/2018	244,241	19.15	to	18.08	4,828,433	1.77	0.30	to	1.50	(5.41)	to	(6.54)
12/31/2017	244,721	20.24	to	19.34	5,220,185	1.88	0.30	to	1.50	15.77	to	14.75
TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2021	903,350	31.39	to	29.30	28,301,401	2.16	0.30	to	1.50	13.61	to	12.26
12/31/2020	937,254	27.63	to	26.10	26,044,754	2.06	0.30	to	1.50	14.72	to	13.37
12/31/2019	974,879	24.08	to	23.02	23,865,195	2.21	0.30	to	1.50	19.65	to	18.24
12/31/2018	985,742	20.13	to	19.47	20,454,740	1.88	0.30	to	1.50	(7.35)	to	(8.45)
12/31/2017	1,001,636	21.72	to	21.27	22,784,159	1.71	0.30	to	1.50	19.06	to	18.01
TA JPMorgan Core Bond Initial Class
12/31/2021	44,250	19.15	to	14.82	785,560	2.87	0.00	to	1.50	(1.03)	to	(2.49)
12/31/2020	39,987	19.35	to	15.20	720,949	3.83	0.00	to	1.50	7.46	to	5.88
12/31/2019	40,645	18.01	to	14.35	683,259	2.64	0.00	to	1.50	8.53	to	6.92
12/31/2018	38,453	16.59	to	13.42	606,005	3.33	0.00	to	1.50	0.08	to	(1.41)
12/31/2017	38,788	16.58	to	13.61	619,641	2.92	0.00	to	1.50	3.66	to	2.14
TA JPMorgan Enhanced Index Initial Class
12/31/2021	11,402	52.79	to	54.93	604,376	0.79	0.30	to	1.50	29.73	to	28.20
12/31/2020	11,659	40.70	to	42.85	477,251	1.44	0.30	to	1.50	19.81	to	18.39
12/31/2019	12,654	33.97	to	36.19	433,224	1.17	0.30	to	1.50	30.64	to	29.10
12/31/2018	13,897	26.00	to	28.03	366,700	1.14	0.30	to	1.50	(6.29)	to	(7.41)
12/31/2017	13,555	27.75	to	30.28	384,583	0.54	0.30	to	1.50	20.43	to	19.37

36

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan International Moderate Growth Initial Class
12/31/2021	88,259	$17.58	to	$22.97	$1,536,111	1.53%	0.30%	to	1.50%	8.92%	to	7.64%
12/31/2020	88,976	16.14	to	21.34	1,423,926	2.74	0.30	to	1.50	14.56	to	13.20
12/31/2019	91,327	14.09	to	18.86	1,282,469	2.32	0.30	to	1.50	17.42	to	16.03
12/31/2018	95,574	12.00	to	16.25	1,148,396	2.32	0.30	to	1.50	(11.85)	to	(12.90)
12/31/2017	105,431	13.61	to	18.66	1,436,165	1.83	0.30	to	1.50	21.06	to	19.99
TA JPMorgan Mid Cap Value Initial Class
12/31/2021	10,083	47.01	to	57.94	462,848	0.77	0.30	to	0.90	28.80	to	28.04
12/31/2020	10,366	36.50	to	45.25	371,042	1.27	0.30	to	0.90	1.05	to	0.45
12/31/2019	10,926	36.12	to	45.05	389,666	1.40	0.30	to	0.90	25.83	to	25.08
12/31/2018	11,188	28.71	to	36.02	320,078	0.87	0.30	to	0.90	(12.07)	to	(12.60)
12/31/2017	11,602	32.65	to	41.21	379,446	0.77	0.30	to	0.90	12.80	to	12.46
TA JPMorgan Tactical Allocation Initial Class
12/31/2021	74,483	18.23	to	17.26	1,332,209	1.79	0.30	to	1.50	4.59	to	3.36
12/31/2020	67,257	17.43	to	16.70	1,155,718	2.40	0.30	to	1.50	12.03	to	10.70
12/31/2019	68,277	15.56	to	15.08	1,059,929	2.24	0.30	to	1.50	11.84	to	10.52
12/31/2018	77,180	13.91	to	13.65	1,118,296	2.20	0.30	to	1.50	(3.23)	to	(4.38)
12/31/2017	71,788	14.38	to	14.27	1,097,537	1.81	0.30	to	1.50	8.10	to	7.15
TA Managed Risk - Balanced ETF Initial Class
12/31/2021	1,391	19.62	to	21.45	26,141	1.22	0.00	to	1.50	9.65	to	8.03
12/31/2020	1,747	17.89	to	19.86	30,645	1.65	0.00	to	1.50	4.48	to	2.94
12/31/2019	2,803	17.12	to	19.29	47,056	1.62	0.00	to	1.50	15.92	to	14.21
12/31/2018	5,479	14.77	to	16.89	78,325	2.31	0.00	to	1.50	(4.33)	to	(5.75)
12/31/2017	1,604	15.44	to	17.92	24,691	1.82	0.00	to	1.50	13.72	to	12.04
TA Managed Risk - Conservative ETF Initial Class
12/31/2021	-	14.06	to	14.06	-	-	0.00	to	0.00	3.00	to	3.00
12/31/2020	-	13.65	to	13.65	-	-	0.00	to	0.00	5.23	to	5.23
12/31/2019	-	12.97	to	12.97	-	-	0.00	to	0.00	12.38	to	12.38
12/31/2018	-	11.55	to	11.55	-	-	0.00	to	0.00	(3.31)	to	(3.31)
12/31/2017	-	11.94	to	11.94	-	-	0.00	to	0.00	11.30	to	11.30
TA Managed Risk - Growth ETF Initial Class
12/31/2021	14,995	21.59	to	26.25	309,758	1.17	0.00	to	1.50	14.25	to	12.56
12/31/2020	10,549	18.90	to	23.32	195,830	2.35	0.00	to	1.50	4.52	to	2.98
12/31/2019	10,402	18.08	to	22.65	185,409	1.79	0.00	to	1.50	19.74	to	17.97
12/31/2018	13,510	15.10	to	19.20	201,021	2.04	0.00	to	1.50	(6.99)	to	(8.37)
12/31/2017	11,147	16.24	to	20.95	179,664	1.70	0.00	to	1.50	18.78	to	17.03
TA Morgan Stanley Capital Growth Initial Class
12/31/2021	81,701	98.33	to	101.48	8,051,745	-	0.30	to	1.50	(0.83)	to	(2.00)
12/31/2020	84,297	99.15	to	103.55	8,439,294	-	0.30	to	1.50	117.22	to	114.66
12/31/2019	89,763	45.65	to	48.24	4,188,449	-	0.30	to	1.50	23.37	to	21.91
12/31/2018	78,174	37.00	to	39.57	2,978,907	-	0.30	to	1.50	6.36	to	5.10
12/31/2017	76,314	34.79	to	37.65	2,759,522	-	0.30	to	1.50	42.74	to	41.48
TA Morgan Stanley Global Allocation Initial Class
12/31/2021	10,302	18.94	to	17.07	183,879	1.26	0.30	to	1.50	8.10	to	6.82
12/31/2020	10,397	17.52	to	15.98	171,513	2.06	0.30	to	1.50	18.23	to	16.84
12/31/2019	10,811	14.82	to	13.68	152,526	1.98	0.30	to	1.50	17.85	to	16.46
12/31/2018	11,151	12.57	to	11.75	134,728	2.29	0.30	to	1.50	(7.68)	to	(8.78)
12/31/2017	11,778	13.62	to	12.88	155,700	1.90	0.30	to	1.50	13.07	to	12.07

37

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Multi-Managed Balanced Initial Class
12/31/2021	40,813	$41.69	to	$38.63	$1,671,428	1.14%	0.30%	to	1.50%	16.69%	to	15.31%
12/31/2020	42,455	35.73	to	33.50	1,495,176	1.61	0.30	to	1.50	15.55	to	14.18
12/31/2019	41,279	30.92	to	29.34	1,266,031	1.63	0.30	to	1.50	21.40	to	19.97
12/31/2018	42,109	25.47	to	24.46	1,072,619	1.43	0.30	to	1.50	(3.95)	to	(5.09)
12/31/2017	43,247	26.51	to	25.77	1,153,988	0.84	0.30	to	1.50	13.46	to	12.45
TA PIMCO Tactical - Balanced Initial Class
12/31/2021	16,228	19.07	to	16.39	295,139	-	-	to	1.50	6.62	to	5.04
12/31/2020	14,054	17.88	to	15.60	240,028	3.45	0.00	to	1.50	9.18	to	7.57
12/31/2019	14,803	16.38	to	14.51	231,130	0.43	0.00	to	1.50	19.90	to	18.13
12/31/2018	14,857	13.66	to	12.28	194,565	3.21	0.00	to	1.50	(6.75)	to	(8.13)
12/31/2017	10,726	14.65	to	13.37	151,402	0.53	0.00	to	1.50	12.42	to	10.76
TA PIMCO Tactical - Conservative Initial Class
12/31/2021	14,090	17.79	to	15.29	230,688	1.23	0.00	to	1.50	4.43	to	2.89
12/31/2020	15,568	17.04	to	14.86	245,141	1.68	0.00	to	1.50	10.22	to	8.59
12/31/2019	16,913	15.46	to	13.69	241,762	0.37	0.00	to	1.50	17.86	to	16.12
12/31/2018	17,223	13.11	to	11.79	211,529	3.38	0.00	to	1.50	(4.92)	to	(6.33)
12/31/2017	14,084	13.79	to	12.59	182,482	1.50	0.00	to	1.50	10.70	to	9.07
TA PIMCO Tactical - Growth Initial Class
12/31/2021	24,501	19.52	to	16.78	447,365	-	0.00	to	1.50	9.51	to	7.89
12/31/2020	24,646	17.83	to	15.55	411,646	4.18	0.00	to	1.50	9.26	to	7.65
12/31/2019	24,447	16.31	to	14.45	375,034	-	0.00	to	1.50	21.97	to	20.17
12/31/2018	25,830	13.38	to	12.02	327,237	3.28	0.00	to	1.50	(7.49)	to	(8.87)
12/31/2017	27,504	14.46	to	13.19	380,308	0.59	0.00	to	1.50	15.13	to	13.44
TA PIMCO Total Return Initial Class
12/31/2021	40,166	19.14	to	15.58	698,815	1.32	0.00	to	1.50	(0.87)	to	(2.34)
12/31/2020	32,420	19.31	to	15.95	567,278	5.58	0.00	to	1.50	7.68	to	6.09
12/31/2019	28,732	17.93	to	15.04	474,063	2.30	0.00	to	1.50	8.41	to	6.81
12/31/2018	25,502	16.54	to	14.08	391,010	2.73	0.00	to	1.50	(0.65)	to	(2.13)
12/31/2017	25,952	16.65	to	14.38	414,324	-	0.00	to	1.50	4.88	to	3.34
TA Small/Mid Cap Value Initial Class
12/31/2021	108,236	61.27	to	51.26	6,428,119	0.65	0.30	to	1.50	27.74	to	26.23
12/31/2020	112,892	47.97	to	40.61	5,240,148	1.16	0.30	to	1.50	3.73	to	2.50
12/31/2019	123,654	46.24	to	39.61	5,552,117	0.98	0.30	to	1.50	24.90	to	23.43
12/31/2018	127,191	37.02	to	32.09	4,592,982	0.87	0.30	to	1.50	(11.72)	to	(12.77)
12/31/2017	143,583	41.94	to	36.80	5,910,804	1.14	0.30	to	1.50	14.87	to	13.85
TA T. Rowe Price Small Cap Initial Class
12/31/2021	36,882	65.41	to	65.89	2,376,196	-	0.30	to	1.50	11.04	to	9.73
12/31/2020	48,395	58.91	to	60.05	2,816,584	-	0.30	to	1.50	23.19	to	21.74
12/31/2019	48,006	47.82	to	49.33	2,269,284	-	0.30	to	1.50	32.37	to	30.81
12/31/2018	47,393	36.12	to	37.71	1,697,521	-	0.30	to	1.50	(7.36)	to	(8.46)
12/31/2017	51,923	38.99	to	41.20	2,011,318	-	0.30	to	1.50	21.66	to	20.59
TA WMC US Growth Initial Class
12/31/2021	535,814	66.96	to	63.72	34,026,763	0.08	-	to	1.50	20.67	to	18.88
12/31/2020	560,479	55.49	to	53.60	29,751,275	0.11	0.00	to	1.50	37.30	to	35.27
12/31/2019	590,226	40.42	to	39.62	23,010,125	0.13	0.00	to	1.50	40.05	to	37.98
12/31/2018	601,215	28.86	to	28.72	16,883,619	0.48	0.00	to	1.50	0.21	to	(1.28)
12/31/2017	633,241	28.80	to	29.09	17,918,064	0.42	0.00	to	1.50	29.20	to	27.29

             (1) See Footnote 1

38

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

39

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided. A daily charge equal to an annual rate ranging from 0.00% to 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

40

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2021

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of Aegon N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

41